                                          [AIM LOGO APPEARS HERE]

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                                          SUMMIT
                                          INVESTORS
                                          PLANS

                                          Prospectus
                                          March 1, 1995

                                                                      PROSPECTUS
                                                                   MARCH 1, 1995
                             SUMMIT INVESTORS PLANS

     Summit Investors Plans (the "Plans") for the accumulation of shares of AIM Summit Fund, Inc. (the "Fund") is offered by A I M Distributors, Inc., the sponsor and principal underwriter("AIM Distributors" or "Sponsor"). A Plan calls for fixed monthly investments for 15 years (180 investments), with the investor (the "Planholder") having the option to make additional monthly investments for up to a total of 25 years (300 investments). The front-end load (the "Creation and Sales Charge") on 15 year Plans range from 8.50% on $9,000 Plans ($50.00 per month) to 1.00% on $1,080,000 Plans ($6,000 per month) and from 9.61% to 1.01%
of the net amount invested, respectively. Total deductions (Creation and Sales Charges and custodian fees) range from 13.00% (on $9,000 Plans) to 1.04% (on $1,080,000 Plans) of the net amount invested.

     Investments under a Plan are applied, after authorized deductions, to the purchase of Fund shares at net asset value. These shares should be considered a long-term investment and are not suitable for investors seeking quick profits or who might be unable to complete a Plan. Since a major portion of the entire Creation and Sales Charge is deducted from the first year's payment, withdrawal or termination of an investment in the early years of a Plan will probably result in a loss. For example, on a $9,000 Plan ($50 per month) deductions amount to 11.50% of the investments made if the Plan is completed. However, even after the application of the refund privilege described on pages 11 and 12, total deductions would amount to 18% of total investments if the Plan were terminated at any time between two months and 18 months. Moreover, if the Plan were continued for 19 months, total deductions would amount to 36.62% of total payments; they would amount to 30.77% if the Plan were continued for two years. A detailed description of all deductions appears on pages 4 and 5.

     The value of the Fund's shares is subject to fluctuations in the values of the securities in the Fund's portfolio. A Plan calls for monthly investments at regular intervals regardless of the price level of Fund shares. Investors should therefore consider their financial ability to continue a Plan. A Plan offers no assurance against loss in a declining market. Terminating a Plan at a time when the value of the Fund shares then held is less than their cost will result in a loss. Prepayment of all or part of the first year's investments in a Plan increases the possible loss in the event of early termination.

     SHARES OF THE FUND ARE OFFERED TO THE GENERAL PUBLIC ONLY THROUGH SUMMIT INVESTORS PLANS. Shares of certain other mutual funds managed or advised by the Fund's investment advisor, which might be considered to have investment objectives similar in many respects to those of the Fund, may be acquired by direct purchase at sales charges not exceeding 5.50% of the public offering price per share without incurring custodian fees or penalties for early termination.

     AN INVESTOR HAS THE RIGHT TO A 45 DAY REFUND OF HIS INVESTMENT, AS WELL AS CERTAIN OTHER LIMITED REFUND RIGHTS FOR CERTAIN PERIODS OF TIME AND UNDER THE CONDITIONS DESCRIBED IN MORE DETAIL UNDER THE HEADING "CANCELLATION AND REFUND RIGHTS" ON PAGE 11.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
                     PROSPECTUS OF AIM SUMMIT FUND, INC.

    Investors should read and retain this Prospectus for future reference.

                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
        Introduction...........................................................      3
        Allocation of Investments and Deductions...............................      4
        Total 25 Year Allocations of Investments and Deductions When Extended
          Investment Option is Used............................................      5
        A Typical $50 Monthly Investment Plan..................................      6
        How To Start a Summit Investors Plan...................................      7
        Rights and Privileges of Planholders...................................      7
             Reinvestment of Income Dividends and Capital Gains Distributions..      7
             Rights of Accumulation............................................      7
             Federal Income Tax Withholding....................................      8
             Voting Rights.....................................................      8
             Statements, Reports and Notices...................................      9
             Retirement Plans..................................................      9
             Pre-Authorized Check Investment Program...........................      9
             Transfer or Assignment............................................      9
             Acceleration of Investments.......................................     10
             Changing the Face Amount of a Plan................................     10
             Extended Investment Option........................................     10
             Systematic Withdrawal Program.....................................     11
             Cancellation and Refund Rights....................................     12
             Partial Withdrawal or Partial Liquidation Without Termination.....     12
             Complete Withdrawal or Termination................................     13
             Plan Reinstatement Privilege......................................     14
             Continuation of Custodianship.....................................     15
        Custodian and Sponsor Charges..........................................     15
        Taxes..................................................................     17
        Substitution of Shares.................................................     18
        Termination of a Plan..................................................     19
        The Custodian..........................................................     20
        The Sponsor............................................................     21
        General................................................................     23
        Illustration of a Hypothetical Plan....................................     24
        Financial Statements...................................................     25
        AIM Summit Fund, Inc. Prospectus.......................................    A-1

                            ------------------------

     NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED BY THE SPONSOR OR AIM SUMMIT FUND, INC. TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OF AIM SUMMIT FUND, INC. OR IN ANY OTHER PRINTED OR WRITTEN MATERIAL AUTHORIZED BY THE SPONSOR OR AIM SUMMIT FUND, INC., AND NO PERSON SHOULD RELY UPON ANY INFORMATION NOT CONTAINED IN THESE MATERIALS.

                                  INTRODUCTION

     Many people recognize the desirability of accumulating an investment portfolio through a planned long-range investment program, but find it difficult to save the necessary money to make periodic stock purchases. Summit Investors Plans is designed to provide an effective and convenient method for investors to create an investment fund for future capital or income needs by systematically investing a modest sum each month in shares of a mutual fund.

     Every Plan represents an agreement between State Street Bank and Trust Company ("State Street Bank" or the "Custodian") and the Planholder under which investments (after deduction of the sales charge and custodian fees) are used to purchase shares of AIM Summit Fund, Inc. (the "Fund") at their net asset value. Investments made through a Plan will not result in direct ownership of Fund shares; rather the Plan will represent an interest in a trust which will have direct ownership of the Fund shares. Planholders will have a beneficial interest in the underlying shares of the Fund. PLAN CERTIFICATES, ISSUED UNDER PRIOR PROSPECTUSES, ARE NO LONGER PROVIDED. ALL PLANS ESTABLISHED ON OR AFTER MARCH 1, 1995 ARE GOVERNED SOLELY BY THE RULES, RIGHTS, PRIVILEGES AND BENEFITS SET FORTH IN THIS PROSPECTUS. IT IS THEREFORE IMPORTANT THAT YOU RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. All Plans established prior to March 1, 1995 are governed by the rules, rights, privileges and benefits set forth in the applicable Plan Certificate.

     The value of the shares of the Fund is subject to fluctuation due to changes in the values of the securities in the Fund's portfolio. A Plan calls for monthly investments at regular intervals regardless of the value of the Fund's shares.

     As indicated by the accompanying Prospectus of the Fund, the Fund is an open-end, diversified investment company whose objective is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio. Ownership of Fund shares through a Plan provides an investor with several advantages:

          (1) Diversification -- By pooling the money invested by many investors, the Fund will be able to reduce (but not eliminate) risk by diversifying its holdings among many securities in order to minimize the portfolio impact of any single investment.

          (2) Economics of Size -- Purchases and sales of securities often entail disproportionately large unit costs on small transactions. The size and volume of the Fund's portfolio transactions should enable it to effect such transactions at better net unit prices than an individual could achieve.

          (3) Professional Management -- Ownership of many securities requires the full-time skill and attention of professional managers.

     The Plans contain a Creation and Sales Charge equal to as much as 50% of the first 12 investments and lesser amounts of subsequent investments. In addition to the Creation and Sales Charge, Planholders must pay custodian fees and incidental service fees to the Custodian and service charges to the Sponsor. See "Custodian and Sponsor Charges."

     For Plans established after May 1, 1993, a Plan may be terminated by the Custodian or Sponsor if the Planholder fails to make investments under his Plan for a period of 6 months. For Plans established prior to May 1, 1993, a Plan may be terminated by the Custodian or Sponsor if the Planholder fails to make investments under his Plan for a period of 12 months. Both types of Plans may be terminated if Fund shares are not available and a substitution is not made. See "Termination of a Plan" at page 19.

                    ALLOCATION OF INVESTMENTS AND DEDUCTIONS
                                 15 YEAR PLANS

                                           CREATION AND SALES CHARGES
                                ------------------------------------------------       CUSTODIAN FEE
 MONTHLY                          PER          PER                        % OF      -------------------
 INVEST-          TOTAL          INVEST-      INVEST-                     TOTAL       PER                       TOTAL
  MENT           INVEST-          MENT         MENT                      INVEST-     INVEST-                 DEDUCTIONS
  UNIT            MENTS         1 THRU 12    13 THRU 180     TOTAL        MENTS       MENT      TOTAL(A)       (A)(B)
---------     -------------     --------     --------     -----------     ------     ------     --------     -----------
$   50.00     $    9,000.00      $25.00       $ 2.77      $   765.36       8.50%     $1.50      $270.00      $ 1,035.36
    75.00         13,500.00       37.50         4.15        1,147.20       8.50       1.50       270.00        1,417.20
    93.75         16,875.00       46.88         4.69        1,350.48       8.00       1.50       270.00        1,620.48
   100.00         18,000.00       50.00         5.00        1,440.00       8.00       1.50       270.00        1,710.00
   125.00         22,500.00       62.50         6.25        1,800.00       8.00       1.50       270.00        2,070.00
   150.00         27,000.00       75.00         5.89        1,889.52       7.00       1.50       270.00        2,159.52
   166.66         29,998.80       83.33         6.54        2,098.68       7.00       1.50       270.00        2,368.68
   200.00         36,000.00      100.00         7.86        2,520.48       7.00       1.50       270.00        2,790.48
   250.00         45,000.00      125.00         9.82        3,149.76       7.00       1.50       270.00        3,419.76
   300.00         54,000.00      150.00         5.36        2,700.48       5.00       1.50       270.00        2,970.48
   350.00         63,000.00      175.00         5.31        2,992.08       4.75       1.50       270.00        3,262.08
   400.00         72,000.00      200.00         5.00        3,240.00       4.50       1.50       270.00        3,510.00
   500.00         90,000.00      225.00         5.36        3,600.48       4.00       1.50       270.00        3,870.48
   600.00        108,000.00      260.00         6.62        4,232.16       3.92       1.50       270.00        4,502.16
   750.00        135,000.00      300.00         8.70        5,061.60       3.75       1.50       270.00        5,331.60
 1,000.00        180,000.00      350.00        12.50        6,300.00       3.50       1.50       270.00        6,570.00
 1,500.00        270,000.00      375.00        13.39        6,749.52       2.50       1.50       270.00        7,019.52
 3,000.00        540,000.00      450.00        16.07        8,099.76       1.50       1.50       270.00        8,369.76
 6,000.00      1,080,000.00      600.00        21.43       10,800.24       1.00       1.50       270.00       11,070.24

                                 % OF TOTAL
                                 DEDUCTIONS
                             -------------------
                NET                      TO NET
              INVEST-          TO        INVEST-
               MENT           TOTAL       MENT
              IN FUND        INVEST-     IN FUND
             SHARES(C)        MENTS      SHARES
           -------------     -------     -------
           $    7,964.64       11.50%      13.00%
               12,082.80       10.50       11.73
               15,254.52        9.60       10.62
               16,290.00        9.50       10.50
               20,430.00        9.20       10.13
               24,840.48        8.00        8.70
               27,630.12        7.90        8.57
               33,209.52        7.75        8.40
               41,580.24        7.60        8.22
               51,029.52        5.50        5.82
               59,737.92        5.18        5.46
               68,490.00        4.88        5.12
               86,129.52        4.30        4.49
              103,497.84        4.17        4.35
              129,668.40        3.95        4.11
              173,430.00        3.65        3.79
              262,980.48        2.60        2.67
              531,630.24        1.55        1.57
            1,068,927.76        1.03        1.04

NOTES:

    (A) Does not include an annual $12 Custodian Fee (for completed Plans or for incomplete, inactive Plans only), payable to the Custodian first from dividends and distributions and then, if necessary, from principal.

    (B) Does not include a Service Charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plans' administrative costs over the total number of Plan accounts. The Service Charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.

    (C) Dividends and distributions received on Fund shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table. Amounts available for dividends and distributions take into account expenses of the Fund.

          TOTAL 25 YEAR ALLOCATIONS OF INVESTMENTS AND DEDUCTIONS WHEN
                       EXTENDED INVESTMENT OPTION IS USED

   (Please see page 10 for a description of the Extended Investment Option.)




                                                CREATION
                                               AND SALES
                                                CHARGES                                         NET
 MONTHLY                         CREATION         AS %        CUSTODIAN        TOTAL         INVESTMENT
INVESTMENT        TOTAL         AND SALES       OF TOTAL         FEE         DEDUCTIONS       IN FUND
   UNIT        INVESTMENTS       CHARGES       INVESTMENTS      (A)(B)         (A)(B)        SHARES(C)
----------     ------------     ----------     ----------     ----------     ----------     ------------
$   50.00      $  15,000.00     $ 1,097.76           7.32%       $450.00     $ 1,547.76     $  13,452.24
    75.00         22,500.00       1,645.20           7.31         450.00       2,095.20        20,404.80
    93.75         28,125.00       1,913.28           6.80         450.00       2,363.28        25,761.72
   100.00         30,000.00       2,040.00           6.80         450.00       2,490.00        27,510.00
   125.00         37,500.00       2,550.00           6.80         450.00       3,000.00        34,500.00
   150.00         45,000.00       2,596.32           5.77         450.00       3,046.32        41,753.68
   166.66         49,998.00       2,883.48           5.77         450.00       3,333.48        46,664.52
   200.00         60,000.00       3,463.68           5.77         450.00       3,913.68        56,086.32
   250.00         75,000.00       4,328.16           5.77         450.00       4,778.16        70,221.84
   300.00         90,000.00       3,343.68           3.72         450.00       3,793.68        86,206.32
   350.00        105,000.00       3,629.28           3.46         450.00       4,079.28       100,920.72
   400.00        120,000.00       3,840.00           3.20         450.00       4,290.00       115,710.00
   500.00        150,000.00       4,243.68           2.83         450.00       4,693.68       145,306.32
   600.00        180,000.00       5,026.56           2.79         450.00       5,476.56       174,523.44
   750.00        225,000.00       6,105.60           2.71         450.00       6,555.60       218,444.40
 1,000.00        300,000.00       7,800.00           2.60         450.00       8,250.00       291,750.00
 1,500.00        450,000.00       5,356.32           1.86         450.00       8,806.32       441,193.68
 3,000.00        900,000.00      10,028.16           1.11         450.00      10,478.16       889,521.84
 6,000.00      1,800,000.00      13,371.84           0.74         450.00      13,821.84     1,786,178.16


                              % OF TOTAL DEDUCTIONS
                         ---------------------------------
                             TO                     TO NET
                           TOTAL                 INVESTMENT IN
                         INVESTMENTS              FUND SHARES
                         -----------              -----------
                              10.32%                 11.51%
                               9.30                  10.27
                               8.40                   9.17
                               8.30                   9.10
                               8.00                   8.70
                               6.80                   7.26
                               6.67                   7.14
                               6.52                   6.98
                               6.37                   6.80
                               4.22                   4.40
                               3.89                   4.04
                               3.58                   3.71
                               3.13                   3.23
                               3.04                   3.14
                               2.91                   3.00
                               2.75                   2.83
                               1.96                   2.00
                               1.16                   1.18
                               0.77                   0.77

NOTES:

    (A) Does not include an annual $12 Custodian Fee (for completed Plans or for incomplete, inactive Plans only), payable to the Custodian first from dividends and distributions and then, if necessary, from principal.

    (B) Does not include a Service Charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plan's administrative costs over the total number of Plan accounts. The Service Charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.

    (C) Dividends and distributions received on Fund shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table. Amounts available for dividends and distributions take into account expenses of the Fund.

                     A TYPICAL $50 MONTHLY INVESTMENT PLAN

  (ASSUMING THAT ALL INVESTMENTS ARE MADE IN ACCORDANCE WITH THE TERMS OF THE
                                     PLAN)

                                                               AT THE END OF           AT THE END OF            AT THE END OF
                                                                  6 MONTHS                 1 YEAR                  2 YEARS
                                                              (6 INVESTMENTS)         (12 INVESTMENTS)        (24 INVESTMENTS)
                                                            ---------------------   ---------------------   ---------------------
                                               % OF TOTAL              % OF TOTAL              % OF TOTAL              % OF TOTAL
                                  AMOUNT      INVESTMENTS   AMOUNT    INVESTMENTS   AMOUNT    INVESTMENTS   AMOUNT    INVESTMENTS
   15 YEARS (180 INVESTMENTS)
   --------------------------
Total Investments............... $ 9,000.00     100.00%     $300.00     100.00%     $600.00     100.00%    $1,200.00    100.00%
Deduct:
    Creation and Sales Charge...     765.36       8.50       150.00      50.00       300.00      50.00        333.24     27.77
    Custodian Fee...............     270.00       3.00         9.00       3.00        18.00       3.00         36.00      3.00
    Total Deductions(A).........   1,035.36      11.50       159.00      53.00       318.00      53.00        369.24     30.77
Net Amount Invested Under Plan..   7,964.64      88.50       141.00      47.00       282.00      47.00        830.76     69.23

   25 YEARS (300 INVESTMENTS)
   --------------------------
Total Investments (B)........... $15,000.00     100.00%     $300.00     100.00%     $600.00     100.00%    $1,200.00    100.00%
Deduct:
    Creation and Sales Charges..   1,097.76       7.32       150.00      50.00       300.00      50.00        333.24     27.77
    Custodian Fee...............     450.00       3.00         9.00       3.00        18.00       3.00         36.00      3.00
    Total Deductions(A).........   1,547.76      10.32       159.00      53.00       318.00      53.00        369.24     30.77
Net Amount Invested Under Plan..  13,452.24      89.68       141.00      47.00       282.00      47.00        830.76     69.23

NOTES:

  (A) Does not include a Service Charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plan's administrative costs over the total number of Plan accounts. The Service Charge on Plans established prior to June 1, 1983 shall be as specified in the Plan.

  (B) The 25-year investment schedule reflects the charges applicable to a 15-year Plan which is continued under the Extended Investment Option. The Custodian Fee may be increased as set forth on Page 10.

     Dividends and distributions received on Fund shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table. Amounts available for dividends and distributions take into account expenses of the Fund.

     After the first twelve payments, the Creation and Sales Charge deducted from any investment will not exceed 5.86% of the net investment in Fund shares (before deduction of Custodian Fee).

     The amounts shown are also subject to an additional Custodian Charge of $2.50 (plus transfer taxes, if any) if the Plan is terminated prior to completion of all Plan investments.

                      HOW TO START A SUMMIT INVESTORS PLAN

     To start a Plan, an investor must complete an application and mail it to AIM Distributors, together with a check, in the amount of the initial monthly investment unit, payable to State Street Bank and Trust Company, Custodian. After the application has been accepted by AIM Distributors, the investor will be issued a Plan and receive a statement showing the number of whole and fractional Fund shares purchased for the investor's account. The investor will then send regular monthly investments, made payable to the Custodian, directly to the Custodian's administrative service agent, Boston Financial Data Services, Inc. ("BFDS"), P.O. Box 8300, Boston, Massachusetts 02266-8300. Investments, after applicable deductions, will be applied toward the purchase of Fund shares at their net asset value.


                      RIGHTS AND PRIVILEGES OF PLANHOLDERS

     All Plans are registered in the name of the Planholder at the time of issuance and constitute an individual agreement among the Planholder, the Sponsor and the Custodian. No agent or other person has the authority to modify, alter or otherwise change the terms of the Plan, or to bind the Sponsor, BFDS, the Custodian or the issuer of the Fund shares by any statement, written or oral, not contained in this Prospectus. Under the terms of the Plan, Planholders enjoy certain rights, privileges and options which are described as follows:


1. REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless otherwise directed by the Planholder, all income dividends and capital gains distributions, in whatever form received and after applicable deductions, are automatically used to purchase additional Fund shares at net asset value. No sales charge is made on any such reinvestment. The Planholder may instruct BFDS by written notice, received at least seven days prior to the record date of an income dividend or capital gains distribution, to remit the net amount of such dividend or distribution to the Planholder. These instructions may be changed at any time. Dividends and distributions for qualified retirement plans, including IRAs, must be reinvested.

     Dividends and distributions paid by the Fund are reportable by Planholders for income tax purposes regardless of whether they are invested in additional Fund shares or paid in cash. (Qualified retirement plans, including Individual Retirement Accounts ("IRAs"), may be entitled to defer taxes until some later date.)


2. RIGHTS OF ACCUMULATION

     The face amounts of two or more Plans purchased at one time by "any person" may be combined to take advantage of the lower Creation and Sales Charges available on larger sized investments. The term "any person" includes an individual, his or her spouse and children under the age of 21, and a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) even though more than one beneficiary is involved. The term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company whether jointly or through a trustee, agent, custodian or other representative for such a group of individuals.

     To qualify for the reduced Creation and Sales Charges, all of the applications for the Plans involved must be submitted at the same time together with a letter from the Planholder (or his dealer) requesting that the face amounts of such Plans be aggregated for the purpose of determining the applicable Creation and Sales Charges. In the event investments under one or more of such Plans are discontinued, the remaining Creation and Sales Charges will be changed to reflect the charges applicable to the Plans that remain in effect.

     When purchasing any new Plan(s), "any person" (as defined above) may qualify for a reduced Creation and Sales Charge by combining the face amount of any existing Plan(s) on which investments are current with the face amount of the new purchase. When increasing the face amount of any existing Plan(s) on which investments are current, "any person" (as defined above) may qualify for a reduced Creation and Sales Charge applicable to the value of the changed Plan. For rights of accumulation, a Plan is considered to be current if: (a) it has been completed and not redeemed; (b) it has not been completed but investments are current; or (c) it is a qualified retirement plan, including an IRA. The reduced Creation and Sales Charges apply to payments made after the Sponsor has been notified of the eligibility of such Plans for reduced Creation and Sales Charges and has received the information necessary to confirm such eligibility. In the case of existing IRA Plans at the $93.75 per month or the $166.66 per month level, the reduced Creation and Sales Charges will apply to payments made on both the existing Plan and the new Plan.


3. FEDERAL INCOME TAX WITHHOLDING

     As an additional service, BFDS may withhold 28% of any income dividend or capital gains distribution by the Fund and send that amount to the Internal Revenue Service as a credit against the Planholder's tax liability, if any. The amount withheld may or may not be equal to the additional taxes the Planholder may owe due to the dividend or distribution. If the Planholder elects to authorize this withholding, the number of Fund shares purchased with the remainder of the income dividend or capital gains distribution will be less than would have otherwise been the case.

     This service is available with respect to all Plans except qualified retirement plans, including IRAs. This option can be initiated upon written request to BFDS; and, once initiated, remains in effect until BFDS is notified in writing to terminate the withholding.


4. VOTING RIGHTS

     Planholders will receive a notice and related proxy statement for each meeting of the Fund's shareholders. The Custodian will vote the shares held in a Planholder's account as instructed by the Planholder on the voting instructions card which will accompany the notice and proxy statement. If the voting instructions card is validly executed and returned without specification of a choice, the shares will be voted in favor of the proposals of the Fund's management. The Custodian will vote shares for which no valid voting instructions have been received in the same proportion as it votes shares for which it has received instructions. Planholders may attend any such meetings, and if a Planholder desires to vote in person the shares held in the Planholder's account, the Planholder may make a written request to the Custodian prior to the meeting for a proxy which will permit the shares to be voted in person.

5. STATEMENTS, REPORTS AND NOTICES

     BFDS will mail to each Planholder a statement for each investment stating the price per Fund share purchased after applicable deductions and the total number of Fund shares held for the Planholder's account. A notice of the next investment due is also included. Planholders will also receive at least annually a current Fund prospectus and audited financial statements of the Fund, including a complete list of all securities held in the Fund's portfolio, and copies of all other reports sent by the Fund to its shareholders. Planholders will also be sent notices of all income dividends and capital gains distributions made with respect to Fund shares, together with tax reporting information relating to such dividends and distributions. Any notices, reports or documents required or authorized to be given or sent to a Planholder under this Prospectus will be conclusively deemed to have been given or sent upon mailing to the Planholder's address of record, and the date of such mailing shall be deemed the date of the giving of such notice.


6. RETIREMENT PLANS

     A Plan may be used by individuals who wish to establish tax-deferred qualified retirement plans such as IRAs, IRA-SEPs, Profit Sharing Plans and Money Purchase Plans. Detailed information concerning such plans is available from the Sponsor. The information sets forth the additional service fees charged for such retirement plans. The annual maintenance fee charged by the Custodian for plans offered by the Sponsor is $10.00. In addition, IRA rollover or transfer contributions can be accepted into a Plan from qualified individuals.


7. PRE-AUTHORIZED CHECK INVESTMENT PROGRAM

     If a Planholder wishes to have investments in his Plan made automatically without having to write a check each month, the Planholder may request that investments be made by means of pre-authorized checks. Under this program, each month BFDS will draft the Planholder's bank account in the amount of the monthly payment. The proceeds of the draft (less applicable Creation and Sales Charges and other applicable fees and charges) will be invested in the Planholder's account.

     To initiate a Pre-Authorized Check Investment Program, the Planholder should complete the Pre-Authorized Check Form and send it along with a voided blank check to BFDS. The Planholder may terminate a Pre-Authorized Check Investment Program at any time by written notice to BFDS at least five days prior to the date of the next scheduled draft.


8. TRANSFER OR ASSIGNMENT

     To secure a loan, a Planholder may assign his right, title and interest in a Plan to a bank or other lending institution. (Qualified retirement plans, including IRAs, are required by federal tax law to be non-assignable.) The bank or other lending institution, however, will not be entitled to exercise the right of partial withdrawal or partial liquidation. During the term of the assignment, the Planholder will be entitled to all dividends and distributions on Fund shares. In addition, a Planholder may:

          (a) transfer his right, title and interest to another person whose only right shall be the privilege of complete withdrawal from the Plan; or

          (b) transfer his right, title and interest to another person, trustee or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar Plan.

     A charge of $2.50 is made for each such transaction plus transfer taxes, where applicable.

     The Custodian will, at the request of the assignee, record an assignment until such time as the assignee notifies BFDS that the assignment has been released. No such assignment will be binding on the Custodian until it is recorded. Until the Custodian and the Sponsor have permitted such assignment to be recorded, they may treat the Planholder as the sole and absolute owner of the Plan and the related Fund shares.


9. ACCELERATION OF INVESTMENTS

     A Planholder may complete a Plan ahead of schedule by making investments in advance of scheduled dates, but the Planholder may normally not make more than 24 investments in any 12 month period (including the current investment). In addition to these investments made in advance of their scheduled dates, a Planholder may make an additional 24 investments during the life of a Plan. Advance investments do not change the normal sequence of the dates for scheduled Plan investments; i.e., a Plan does not become "delinquent" in its investments until all advance investments have been credited for the month in which investments would have normally been made or applied. There is no reduction in the Creation and Sales Charges for any advance investments. On multiple investments, however, the Custodian's fee cannot exceed $5.00. See "Custodian Fees."

     The Sponsor may waive the limitation on advance investments for Plans established in connection with qualified retirement plans, including IRAs. The Sponsor may also waive the limitation on advance investments so that the estate or beneficiary of a Planholder may complete remaining investments in a single investment.


10. CHANGING THE FACE AMOUNT OF A PLAN

     A Planholder may increase the amount of a Plan at any time. In addition, prior to making the sixth investment under a Plan, the Planholder may decrease the amount of a Plan by as much as 50% of the face amount. Requests for changes in the face amount of a Plan should be sent to AIM Distributors and should be accompanied by a completed Plan application for the new face amount. The new Plan must be in one of the denominations listed on page 4. An increase in a Plan amount does not create new cancellation and refund rights that are created when a new Plan is issued. The Creation and Sales Charges already paid on the existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on the new Plan at the time that it is established. Any additional Creation and Sales Charges due on the new Plan will be obtained from a liquidation of Fund shares. A charge of $2.50 will be made by the Custodian for any change in a Plan denomination; charges will also be made by the Custodian for any applicable transfer taxes. For a period of six months following a face change increase, the Planholder may decrease the increased Plan to a smaller plan size, but not smaller than the original Plan prior to the increase. Investments already made will be credited to the new Plan.


11. EXTENDED INVESTMENT OPTION

     Planholders may continue making monthly investments pursuant to the Extended Investment Option after completing all scheduled investments under a Plan. Investments under this option are subject to the same deductions as applied to the last scheduled investment (except that the

Custodian reserves the right to increase the Custodian Fee applicable during this period to the rate then being charged for new Plans of the same denomination, provided, however, that such new rate shall not be more than 75% higher than the Custodian Fees detailed in this Prospectus). A Planholder may stop all future investments under this option by notifying BFDS in writing, after which no additional investments will be permitted and the Plan will be deemed completed. If under this option a Planholder fails to make regularly scheduled investments for six consecutive months after being credited for any advance investments made under the option, he forfeits the right to make additional investments, and for Plans established after May 1, 1993 the Plan may be terminated by the Sponsor or the Custodian. For Plans established prior to May 1, 1993, failure to make regularly scheduled investments for 12 consecutive months may result in termination of the Plan. The Sponsor and Custodian will not require termination of an Extended Investment Option until the 300th payment under a Plan has been made even if such payment is more than 25 years from the issuance date.

     When the Extended Investment Option expires either through failure to make required monthly investments or upon written notice of termination to BFDS or for any other reason, the Custodian has the right to increase its fee to the rate currently being charged for new Plans of the same denomination. In no case, however, will this new rate be more than 75% higher than the current annual rate of the Custodian Fees.


12. SYSTEMATIC WITHDRAWAL PROGRAM

     When all regularly scheduled investments are completed, a Planholder may elect to establish a Systematic Withdrawal Program. Planholders holding Plans in IRAs, Keogh plans, or other retirement plans may elect to establish a Systematic Withdrawal Program by notifying the Sponsor that the Planholder does not intend to make any further Plan payments. Under this program, the Planholder can elect to receive monthly or quarterly checks in any amount of $50 or more. To provide funds for these payments, the Custodian, as agent for the Planholder, will redeem shares held in the Planholder's account at the net asset value of the Fund in effect at the time of each such redemption. The Planholder may change the amount of payments made to him under a Systematic Withdrawal Program or discontinue a Systematic Withdrawal Program at any time.

     While a Systematic Withdrawal Program is in effect, the Planholder may not elect to receive, in cash, dividends and distributions on Fund shares held in his account. A Planholder may not simultaneously maintain an uncompleted Plan and a Systematic Withdrawal Program.

     Payments received by a Planholder under a Systematic Withdrawal Program are treated as derived from a taxable transaction. Since such payments are funded by the redemption of shares of the Fund, they will be treated for tax purposes as a sale or exchange of a capital asset, resulting in the recognition of a capital gain or loss, rather than as ordinary income.

     A charge of $1.00 per check will be made for each payment under a Systematic Withdrawal Program. This charge is collected by redeeming the necessary fractional shares. For any payment made ten years after the issuance of a Plan, the charge may be increased to the amount specified in the then current Prospectus. However, this charge may not exceed $1.75. The Sponsor reserves the right (upon 90 days' notice to Planholders) to discontinue offering Systematic Withdrawal Programs.

13. CANCELLATION AND REFUND RIGHTS

     Planholders have certain rights of cancellation. Within 60 days after issuance of the Plan, the Sponsor will send to the Planholder a notice regarding his cancellation rights. If the Planholder elects to cancel his Plan, a written request must be submitted to BFDS so that it is received within 45 days after the mailing of that notice. The Planholder will receive a cash refund equal to the sum of (1) the total current net asset value of the Fund shares credited to his Plan account on the date that the cancellation request is received by BFDS and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in Fund shares.

     In addition, a Planholder may submit a written request to BFDS at any time within an 18-month period beginning on the date of the issuance of the Plan and receive from the Sponsor a cash payment equal to the sum of (1) the total current net asset value of the Fund shares credited to the account on the date of redemption and (2) an amount by which the Creation and Sales Charges deducted from the Planholder's total investments exceed 15% of the investments made up to the date of redemption. Custodian Fees and Service Charges are not subject to refund.

     In order to receive the above refunds, the Planholder's request should be sent in writing, with the signature guaranteed, as required by the Custodian, to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

     For Plans established after May 1, 1993, the Sponsor will send the Planholder a written notice of the 18-month right of cancellation if either of the following occurs: (a) if during the first 15 months after the date of issuance of the Plan, the Planholder has missed three investments or more; or
(b) if following the first 15 months after the date of issuance of the Plan (but prior to 18 months after such date), the Planholder has missed one investment or more. In the event the Sponsor has previously sent a notice in connection with event (a) above, a second notice will not be sent even if additional investments are missed. These notices will inform Planholders of their Plan cancellation rights as set forth above, and also will include the value of the account and the amount the Planholder would be entitled to receive upon cancellation, as of the date of the notice.

     For Plans established prior to May 1, 1993, the Sponsor will send the Planholder a notice within 30 days following the expiration of 15 months after the date of the issuance of the Plan Certificate if the Planholder has missed three investments or more. The Sponsor will also send the Planholder a notice (described above) if he has missed one investment or more after the expiration of the 15 month period but prior to the expiration of the 18 month period. These notices will inform the Planholder of his rights of cancellation as set forth above, of the value of his account at the time the notice is sent and of the amount to which he is entitled if he chooses to redeem his Plan.


14. PARTIAL WITHDRAWAL OR PARTIAL LIQUIDATION WITHOUT TERMINATION

     If a Planholder wishes to withdraw part of his investment in his Plan without terminating his Plan, he may do so, subject to the restrictions specified below.

     If a Planholder wishes to receive cash instead of Fund shares, he may direct the Custodian, acting as his agent, to withdraw and then redeem (liquidate) part of his shares and remit the net proceeds to him, again subject to the restrictions specified below. When a partial liquidation has been effected through the redemption of Fund shares by the Custodian, the Planholder may, but is not required to, restore the value of his Plan by remitting to BFDS an amount equal to the cash withdrawal, which amount will be used to purchase Fund shares for his account at the next determined net asset value of the Fund shares. This restoration cannot be made earlier than 90 days (45 days for Individual Retirement Accounts) following a partial liquidation. All reinvestments must be at least 25% of the amount withdrawn or $2,000, whichever is less. There may be federal income tax consequences upon a partial liquidation of Fund shares; restoration of a partial liquidation of IRA shares must be made within 60 days in order to avoid tax consequences, including early withdrawal penalties. See "Taxes." A Planholder may, however, make a partial withdrawal and reinvestment in a manner which complies with the Internal Revenue Code rules relating to IRA rollovers.

     The partial liquidation and restoration privilege is intended to facilitate the temporary use for emergency purposes of funds invested in a Plan. The Sponsor reserves the right to limit a Planholder to exercising the partial liquidation and restoration privilege once during the period of a calendar year, although the Sponsor currently does not enforce this limit. The Sponsor reserves the right to impose such additional restrictions as, in its judgment, are necessary to conform to the requirements of Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     A partial withdrawal or liquidation will only be allowed if the Planholder has owned his Plan for at least 45 days. The number of Fund shares involved cannot exceed 90% of the shares in his account and the amount involved must be at least $100. A charge of $2.50 will be made by the Custodian for each partial withdrawal, liquidation or restoration, and the Planholder will be liable for any transfer taxes that may be required. Restorations of amounts withdrawn by a Planholder as a partial liquidation should be clearly identified as such, in order to distinguish them from additional payments. A partial withdrawal or liquidation will not affect the total number of Plan investments, the period in which such investments are to be made, or the unpaid balance of Plan investments under the Plan.

     See "Complete Withdrawal or Termination" below for information concerning the method of instructing the Custodian to effect a partial withdrawal or liquidation and the circumstances under which the redemption of shares may be delayed.


15. COMPLETE WITHDRAWAL OR TERMINATION

     A Planholder may terminate his Plan at any time upon written request to BFDS. In terminating his Plan he may request the Custodian to deliver to him in certificate form the Fund shares he has accumulated (properly registered in his name) or he may direct the Custodian, as his agent, to withdraw his shares, redeem (liquidate) them and send him the proceeds. A charge of $2.50 will be made by the Custodian for a complete withdrawal, and the Planholder will be liable for any transfer taxes that may be required. If the Planholder directs the delivery of his Fund shares, sufficient shares will be redeemed to pay authorized deductions and transfer taxes and leave no fractional shares, with any net balance to be paid in cash. The redemption of Fund shares is a taxable event. See "Taxes."

     Instructions for both partial or full liquidation of Fund shares held in a Plan must be in the form of a letter signed by the Planholder with the signature guaranteed, as required by the Custodian. A signature guarantee is designed to protect the Planholder, the Plan, the Sponsor and the Custodian.

Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the United States Securities and Exchange Commission (the "SEC"). A notary public is not an acceptable guarantor. It is the present policy of the Sponsor not to require signature guarantees for liquidation requests of under $50,000 unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. Upon notice to the Planholder, this policy may be changed. Currently, in addition to these requirements, if a Planholder has invested in the Plan to establish an IRA, he should include the following information along with his written request for either partial or full liquidation of Fund shares:
(a) a statement as to whether or not he has attained age 59 1/2; (b) a statement as to whether or not he is legally disabled; (c) a statement as to whether or not he elects to have federal income tax withheld from the proceeds of the liquidation; and (d) his Social Security number along with the following statement: "I certify under penalties of perjury that the Social Security number provided is correct and that I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service that I am subject to backup withholding, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding." If a Planholder has been notified by the Internal Revenue Service that he is currently subject to backup withholding, then the preceding statement should be modified accordingly. Even if he elects not to have federal income tax withheld, he is liable for federal income tax on the taxable portion of the liquidation. He may also be subject to tax penalties under the estimated tax payment rules if his payments of estimated tax and withholding, if any, are not adequate. All documents must be in proper order before any liquidation can be executed. Liquidation requests should be sent to BFDS. The redemption price will be the net asset value of Fund shares next determined after such documents in proper order have been received by AIM Distributors or BFDS.

     Except as set forth below, the Planholder will be sent the proceeds of a partial or complete liquidation within seven days after receipt by BFDS of all necessary documents in proper order. However, BFDS will not mail redemption proceeds to the Planholder until checks received for any shares purchased by the Planholder have cleared. The payment period may be extended if the Custodian's right to redeem shares of the Fund has been suspended or restricted because: (a) trading on the New York Stock Exchange is restricted, as determined by the applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


16. PLAN REINSTATEMENT PRIVILEGE

     A Planholder may, within 60 days after he has completely terminated his Plan as described in paragraph 15 above, by written request to BFDS, reinstate his Plan without any sales charge, subject to certain restrictions:

          A. By including with the request an amount equal to or less than the redemption proceeds, if no refunded sales charges were provided in the termination.

          B. By including with the request the full amount of all refunded sales charges, plus an amount equal to or less than the redemption proceeds, if the termination was done under the privileges described in paragraph 13, page 12.

     A Planholder may not reinstate a terminated plan if he has ever exercised the privilege previously. If the Plan Reinstatement Privilege is exercised, neither the total number of monthly investments to be made nor the unpaid balance of monthly Plan investments under the Plan will be affected.

     The complete termination of a Plan will normally result in the realization of gain or loss for federal income tax purposes depending upon the Planholder's basis for his terminated Plan. Any gain will be recognized and subject to the applicable capital gains tax; however, if a loss were realized, reinstatement of the Plan could effect a "wash sale," in which event the loss will not be recognized for tax purposes. The amount of the non-recognized loss will however, be added to the cost of the reinstated Plan to determine the Planholder's basis for tax purposes.

     In addition to the Plan Reinstatement Privilege described above, the Sponsor may from time to time permit Planholders who have previously terminated their Plans to establish new Plans on the following terms:

          1. The Planholder must open the new Plan with an investment equal to or less than the amount of the redemption proceeds received upon liquidation of the former Plan. No Creation and Sales Charges or Custodian fees will be subtracted from the initial investment.

          2. The number of the next payment due on the new Plan will be the number of the next payment due on the former Plan at the time it was terminated.

          3. Creation and Sales Charges on the new Plan will be the Creation and Sales Charges that would currently be applicable to the former Plan.

     The ability to establish such new Plans will not be generally available, but will be available only during such limited time periods as may be specified by the Sponsor from time to time.


17. CONTINUATION OF CUSTODIANSHIP

     If, after the Planholder has completed his Plan investments, the Planholder does not elect a complete or partial withdrawal of his investment in his Plan or termination of his Plan, then the Custodian will retain custody of the Fund shares (provided there is no substitution of Fund shares, as discussed below) and will continue to perform all of its services until after the 300th payment under the Plan has been made. The Planholder may, however, elect to continue the Custodianship after the 300th payment under the Plan, subject to the right of the Sponsor or Custodian to terminate the Plan.


                         CUSTODIAN AND SPONSOR CHARGES

CREATION AND SALES CHARGES

     The Sponsor receives the Creation and Sales Charges as compensation for its services and costs in creating the Plans and arranging for their administration, for making the Fund shares available to Planholders at their net asset value and for all selling expenses and commissions with respect to the Plans. These charges are deducted from each investment and are larger on the first year's investments than on subsequent investments. For example, on a $50 per month Plan, $25.00 is deducted from each of the first 12 investments during the first year. After the first year, the charge drops to $2.77 per investment.

     During the fiscal year ended October 31, 1994, the fiscal period ended October 31, 1993 and the fiscal year ended December 31, 1992, total investments made by all Planholders amounted to $114,796,966, $99,330,877 and $108,773,679, respectively. The amount of Creation and Sales Charges deducted from these investments was $7,193,650, $8,613,680 and $11,040,974, respectively, of which amount $529,672, $654,287 and $840,776, respectively, was retained by the Sponsor and $6,663,978, $7,959,393 and $10,200,198, respectively, was paid to investment dealers who participated in the sale of Plans.

     Plans may be purchased directly from the Sponsor and investments may be made thereunder without deduction of Creation and Sales Charges by directors, officers and full-time employees of the Fund and the Sponsor and its affiliates. The Sponsor foregoes the Creation and Sales Charges on Plans purchased by such persons because any expenses incurred by it in connection with such purchases are expected to be minimal.


CUSTODIAN FEES AND SERVICE CHARGES

     For its services under a Plan, the Custodian deducts $1.50 per investment as a service fee. This fee is deducted from Plan investments prior to the purchase of Fund shares. The Custodian's fee charged at any one time may not exceed $5.00. Thus, if a Planholder submits four or more investments at one time, the aggregate Custodian Fee deducted from all such investments will be $5.00.

     After the completion of all Plan investments, or, if investments have been made in advance, after the expiration of 15 years from the date of the Plan (provided the Planholder has not exercised the Extended Investment Option), the Custodian receives for its services an annual fee of $12.00. The Custodian also deducts this fee on Plans on which no investment has been made for a 12-month period. This fee will normally be deducted from the first combined income dividend and capital gains distribution in each year, but the Custodian is authorized to collect these fees from the proceeds of the sale of Fund shares held for the Planholder's account, if necessary.

     The aggregate amount of Custodian Fees deducted by the Custodian with respect to all Plans during the fiscal year ended October 31, 1994 was $1,456,849.

     Each year the Custodian will deduct from each Planholder's account an amount necessary to reimburse actual expenses (such as postage, forms and envelopes) incurred by the Sponsor during the previous year in performing certain administrative duties, but in no event will this deduction exceed $10.00 per year. These duties include the mailing to Planholders of required periodic reports, dividend statements and tax notices; the arranging for periodic audits of the Custodian's records by independent certified public accountants; and the preparation and filing of federal and state reports essential to the continuance of the Custodianship. This amount is payable from income dividends and capital gains distributions, but if these dividends and distributions are insufficient, the amount is collectible by the Custodian from the proceeds of the sale of Fund shares held for the Planholder's account. The amount of the Service Charge will be determined annually by pro-rating the Plans' administrative costs over the total number of Plan accounts. The Service Charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.

     The aggregate annual charges and deductions for maintenance and other expenses assessed to Planholders for the fiscal years ended October 31, 1994 and December 31, 1992, stated as a percentage of total distributions (includes dividends and capital gains) from Fund shares for such period or years, were 0.92% and 0.80%, respectively. No ratio is given for the ten month fiscal period ended October 31, 1993 as no distributions were declared by the Fund during such period. Distributions, if any, are normally declared in December of each year. The aggregate annual charges and deductions for maintenance and other expenses assessed to Planholders for the fiscal year of the Sponsor ended December 31, 1994 was $460,258.


INCIDENTAL SERVICE FEES

     A Custodian charge of $2.50, in addition to the amount of any applicable transfer taxes, is made in the case of each transfer of title, each change in a Plan denomination, each partial or complete liquidation, each restoration, each declaration of trust (other than one filed concurrently with the application for the Plan), each recording of an assignment, each reissuance of a Plan, and each termination of a Plan prior to completion. A charge of $1.00 is made for each payment under a Systematic Withdrawal Program, and a charge of $3.00 per account per year is made for the preparation of a complete transcript of a Planholder's account. A charge of $5.00 is made for any check or pre-authorized check which is not honored by the bank on which it is drawn. The incidental service fees described above will be paid by the Sponsor. Although it has no current intention of doing so, the Sponsor reserves the right to reimpose these fees at some future date.

     Except as specifically provided in this Prospectus, there will be no deductions, charges, or fees of any kind on Plan payments, Fund shares held for the Planholder's account, or dividends or distributions paid by the Fund.


                                    TAXES

     Under the Internal Revenue Code of 1986, as amended (the "Code"), each Planholder is deemed for federal income tax purposes to be the owner of the underlying Fund shares accumulated in his account. Dividends and distributions on such shares paid to the Planholder used to pay the Custodian Fee or Service Charge or reinvested in additional Fund shares are taxable to the Planholder. See "Dividends, Distributions and Tax Matters" in the accompanying Fund prospectus for a discussion of the tax treatment of such dividends and distributions. As soon as practicable after the close of each calendar year, the Planholder will be advised of the amount and nature of the ordinary income dividends and capital gains distributions received on his behalf during such year.

     The Creation and Sales Charges deducted from a Planholder's investments in the Plan are not deductible for tax purposes by the Planholder, but are included in the Planholder's tax basis for the Fund shares in his account. The Custodian Fee and Service Charge paid by a Planholder (whether as a deduction from the Planholder's investments in the Plan or as a deduction from the distributions made on the Fund shares in the Planholder's account) are deductible for tax purposes by the Planholder only if he itemizes deductions and then only to the extent that the Custodian Fee and Service Charge, together with the Planholder's other miscellaneous itemized deductions, exceed 2% of the Planholder's adjusted gross income. Further, certain itemized deductions of the Planholder (including any portion of miscellaneous itemized deductions which exceeds the 2% floor, state and local income and property taxes, home mortgage interest, and charitable contributions) will be reduced (but not by more than 80% thereof) by 3% of the Planholder's adjusted gross income in excess of $114,700 (for tax years beginning in 1995 and as annually adjusted for inflation). This amount is calculated differently for married persons filing separate income tax returns.

     Under provisions of the Code, the Custodian may be required to withhold from dividends and liquidations 31% of all amounts otherwise payable to Planholders who have not provided the Custodian with a correct certified social security number or tax identification number or those who have been notified by the Internal Revenue Service that they are subject to "backup withholding" because of underreporting of reportable payments. The amounts withheld will be credited against the Planholder's federal income tax liability, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     Neither the Custodian, BFDS, nor the Sponsor bears any taxes arising from the custody of the Fund shares or the operations of the Custodianship under the Plans. The Custodian, BFDS, and the Sponsor are authorized to incur any expenses deemed necessary or appropriate in connection with any claim or possible claim for taxes against the Custodianship or the accounts of Planholders. The Sponsor or the Custodian may, in its discretion, deduct charges against the account of the Planholder on a pro rata basis (determined by reference to the total number of Fund shares affected) in order to pay or set up reserves for such claims and related expenses.


                             SUBSTITUTION OF SHARES

     Shares of the Fund have been the underlying investment for the Plans since their inception. The Sponsor may substitute shares of another investment medium as the underlying investment if it deems such action to be in the best interests of the Planholders. Such substituted investment shall be generally comparable in character and quality to the Fund's shares, and shall be registered with the SEC under the Securities Act of 1933, as amended. Before any substitution can be effected, the Sponsor must:

          (a) Obtain an order from the SEC approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended (the "1940 Act");

          (b) Give written notice of the proposed substitution to the Custodian;

          (c) Give written notice of the proposed substitution to each Planholder, giving a reasonable description of the substituted fund shares, with the advice that, unless the Planholder responds within 30 days of the date of mailing of such notice, the Planholder will be considered to have agreed to bear his pro rata share of expenses and taxes in connection with the substitution. The pro rata share of expenses and taxes are payable from any income dividends and any capital gains distributions, but if such dividends and distributions are insufficient, the pro rata share of expenses and taxes are collectable by the Custodian from the proceeds of the sale of Fund shares held for the Planholder's account; and

          (d) Provide the Custodian with a signed certificate stating that such notice has been given to the Planholders.

     If no response is received within the 30-day notice period, the Custodian shall purchase shares of the substituted fund with subsequent investments received from the Planholder and any dividends and distributions which may be reinvested for his account. If shares of the substituted fund are also to be substituted for the shares already held, the Sponsor must arrange for the Custodian to be furnished, without payment of a sales charge of any kind, with shares of the substituted fund having an aggregate value equal to the value of shares of the Fund for which they are to be exchanged.

     If Fund shares are not available for purchase for a period of 90 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, select another underlying investment. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving such substitution as specified above and then shall notify the Planholder, and if, within 30 days after mailing such notice, the Planholder gives his written approval of the substitution and agrees to bear his pro rata share of actual expenses, including any tax liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. The Planholder's failure to give such written approval within the 30-day period shall give the Custodian authority to terminate his Plan.

     If Fund shares are not available for purchase for a period of 90 days or longer, and neither the Sponsor nor the Custodian substitutes other shares, the Custodian shall have the authority, without further action on its part, to terminate the Plans.


                             TERMINATION OF A PLAN

     A Plan will normally remain in existence until the Planholder has made 300 investment units into the Plan. Neither the Sponsor nor the Custodian can terminate a Plan established after May 1, 1993 sooner unless the Planholder has failed to make investments under his Plan for a period of 6 consecutive months (12 consecutive months for Plans established prior to May 1, 1993) from the scheduled due date of the last investment made (including any investments made in advance of their scheduled due dates). For example, the post-May 1, 1993 Plan of a Planholder who has made all investments due under his Plan through June 30th of a given year (regardless of when such investments were made) and who makes no further investments, may not be terminated prior to December 31st of that same year. Any scheduled investment made prior to the termination of a Plan extends the due dates of all future investments for a period equal to the period during which no investments were made. Accordingly, a Planholder need only make one investment during each 6-month period (or 12-month period for Plans established prior to May 1, 1993) to prevent his Plan from being terminated.

     A Plan may also be terminated prior to the accumulation of 300 investment units if shares of the Fund are not available and a substitution is not made. After 300 investment units have been made, or on the happening of any of the other events justifying termination, the Sponsor or the Custodian has the right to terminate a Plan 60 days after mailing written notice of the termination to the Planholder.

     On termination, the Custodian, acting as the Planholder's agent, must withdraw the shares from the Custodianship and, as the Planholder's agent, may surrender for liquidation all of the Fund shares credited to the account of the Planholder, or sufficient Fund shares to pay all authorized deductions and leave no fractional shares. Any adjustment in Creation and Sales Charges or other charges occasioned by virtue of the termination by the Planholder through the exercise of one of the refund privileges will be made at the same time. The shares and/or cash, after payment of all authorized deductions, will be held by the Custodian as agent for the Planholder for delivery to the Planholder upon instruction by the Planholder. No interest will be paid on any cash balances held. If a response is not received within 60 days after mailing the notice of termination to the Planholder, the Custodian, in its discretion, may mail the shares, and its check payable to the former Planholder, to the last known address of record of the Planholder, and the Planholder will be deemed to have no further rights under the Plan. In all events, terminated Plans will not be resold. Undeliverable shares and funds will be held by the Custodian in trust for the account of the Planholder to whom they belong, subject to the abandoned property laws of The Commonwealth of Massachusetts.


                                 THE CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as Custodian for the Plans pursuant to a custodian agreement, dated September 24, 1982, as amended and restated on June 1, 1983, the ("Custodian Agreement") with respect to Plans issued on or after such date. The Custodian is a corporation organized under the laws of the State of Massachusetts. The Internal Revenue Service Employer Identification Number of the Custodian is 04-1867445. The Custodian also acts as custodian and transfer agent for the Fund.

     The duties of the Custodian under the Custodian Agreement include the receipt of all investments from Planholders and income dividends and capital gain distributions on Fund shares, the processing of all authorized deductions therefrom and the purchase and retention of Fund shares for the Planholders' accounts. The Custodian also effects partial or complete liquidations of Plans in connection with withdrawals or terminations and the various other functions heretofore discussed.

     The Custodian receives and holds in trust without interest all cash and Fund shares held by a Plan until completion and/or termination of the Plan. BFDS keeps a complete record of each Planholder's account and mails receipts for each Planholder's investments showing the number of shares held for the Planholder's account, notices (including distribution notices and tax statements), reports to shareholders, prospectuses and proxy material. The Custodian causes periodic audits to be taken of the records maintained by it relating to the Plans, unless such audits are arranged for by the Sponsor, and prepares and files tax returns and other reports required by law. The Custodian has assumed only those responsibilities specifically imposed on it under its Custodian Agreement with the Sponsor. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the management of the Fund, for the acts or omissions of the Sponsor, for compliance by the Sponsor with the laws of the United States, any state or other jurisdiction relating to the sale, registration or qualification of securities, or for compliance by the Sponsor with any rules, regulations or orders of any regulatory agencies or commissions, for the validity of written designations of beneficiaries executed by Planholders, or for signatures guaranteed by persons other than banks or members of national securities exchanges.

     The Custodian is authorized to commingle only those payments, dividends and certificates of Fund shares which are held for or received from the various Planholders of Plans which are subject to this Prospectus. The Custodian is also authorized to cause all Plan certificates issued prior to March 1, 1995 to be registered in its name or in the name of its nominees. While the custodian does not assert a lien in general terms on the property held by it, the authorization conferred on the Custodian to make the various deductions heretofore discussed, and in certain cases to sell Fund shares, may be considered authorization to the Custodian to create liens upon the property held by it.

     The Custodian Agreement cannot be amended to affect the rights and privileges of any Planholder without his written consent.

     Under certain circumstances as provided in the Custodian Agreement, the Sponsor or the Custodian has the right to terminate the services of the Custodian. However, no such termination or resignation may be made as to the Plans then in force unless all Fund shares have been liquidated and the proceeds distributed to the Planholders, or unless a successor custodian has been designated and has accepted the custodianship. Any successor custodian must be a bank or trust company having at all times aggregate capital, surplus and undivided profits in excess of $1,000,000. Notice of such a change will be sent to Planholders, but their consent is not required.


                                  THE SPONSOR

     A I M Distributors, Inc., (11 Greenway Plaza, Houston, Texas, 77046) the Sponsor and principal underwriter of the Plans offered by this Prospectus, was incorporated under the laws of the State of Delaware on November 18, 1976. It is a wholly owned subsidiary of A I M Advisors, Inc. and a member of the National Association of Securities Dealers, Inc. The Sponsor's directors and principal officers are listed below. The Internal Revenue Service Employer Identification Number of A I M Distributors, Inc. is 74-1894784.

     Charles T. Bauer is Director and Chairman and Chief Executive Officer,
A I M Management Group Inc.; Chairman of the Board of Directors, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc.,
A I M Institutional Fund Services, Inc., and Fund Management Company; and Director, AIM Global Advisors Limited, A I M Global Management Company Limited and AIM Global Ventures Co.

     Michael J. Cemo is Director and President, A I M Distributors, Inc.; Director and Senior Vice President, A I M Management Group Inc.; and Director, A I M Fund Services, Inc.

     Robert H. Graham is Director, President and Chief Operating Officer, A I M Management Group Inc.; Director and President, A I M Advisors, Inc.; Director and Executive Vice President, A I M Distributors, Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc., AIM Global Ventures Co.,
A I M Institutional Fund Services, Inc. and Fund Management Company; and Senior Vice President, AIM Global Advisors Limited.

     Gary T. Crum is Director and President, A I M Capital Management, Inc.; Director and Senior Vice President, A I M Management Group Inc., A I M Advisors, Inc., AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., and AIM Global Ventures Co.; and Director, A I M Distributors, Inc.

     W. Gary Littlepage is Senior Vice President, A I M Distributors, Inc.

     James L. Salners is Director and Senior Vice President, A I M Distributors, Inc.

     John Caldwell is Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Management Group Inc.; Director and President, A I M Fund Services, Inc.; and Director and Vice President, A I M Institutional Fund Services, Inc.

     Gordon J. Sprague is Senior Vice President, A I M Distributors, Inc.

     Michael C. Vessels is Senior Vice President, A I M Distributors, Inc.

     Lawrence E. Manierre is First Vice President, A I M Distributors, Inc.

     James E. Stueve is First Vice President, A I M Distributors, Inc.

     Carol F. Relihan is Vice President, General Counsel and Secretary, A I M Advisors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc., A I M Management Group Inc. and Fund Management Company; Vice President and Secretary, A I M Distributors, Inc., A I M Global Associates, Inc., and
A I M Global Holdings, Inc.; Vice President and Assistant Secretary, AIM Global Advisors Limited and AIM Global Ventures Co.; and Secretary, A I M Capital Management, Inc.

     John J. Arthur is Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice President and Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Vice President, AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., and AIM Global Ventures Co.

     Charles R. Dewey is Vice President, A I M Distributors, Inc.

     Sidney M. Dilgren is Vice President, A I M Distributors, Inc. and A I M Fund Services, Inc.

     William H. Kleh is Director, Chairman and President, AIM Global Ventures Co.; Director and Managing Director, A I M Global Advisors Limited; Director and President, A I M Global Associates, Inc. and A I M Global Holdings, Inc.; Director and Senior Vice President, A I M Advisors, Inc.; Director and Vice President, A I M Capital Management, Inc. and Fund Management Company; Director, A I M Global Management Company Limited; Senior Vice President, A I M Management Group Inc.; and Vice President, A I M Distributors, Inc. and A I M Fund Services, Inc.

     Frank V. Serebrin is Vice President, A I M Distributors, Inc.

     B. J. Thompson is Vice President, A I M Distributors, Inc.

     Mr. Bauer and Mr. Graham are directors of, and Messrs. Bauer, Graham, Kleh, Arthur and Ms. Relihan are officers of, some or all of the investment companies advised or managed by A I M Advisors, Inc. ("AIM"). As of February 22, 1995, Mr. Bauer owned of record .0046% of the Plans, which represented beneficial ownership of 3,872.67 shares of the Fund and Mr. Graham owned of record .0188% of the Plans, which represented beneficial ownership of 15,837.97 shares of the Fund. Directors of the Sponsor do not receive any compensation for their services. Officers and employees of the Sponsor receive no compensation from the Sponsor, but are compensated by A I M Management Group Inc. ("AIM Management"). All officers and employees of the Sponsor are currently covered by a fidelity bond in the amount of $35,000,000. AIM, a wholly owned subsidiary of AIM Management, acts as investment advisor of the Fund and receives a fee from the Fund for its services.

     The Sponsor is the principal underwriter of the Fund and of the following other open-end investment companies advised or managed by AIM: AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, AIM Investment Securities Funds (Limited Maturity Treasury Portfolio-AIM Limited Maturity Treasury Shares), AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., and Summit Investors Plans. AIM serves as investment advisor to each of such investment companies. For information concerning these investment companies and AIM Management, AIM and A I M Capital Management, Inc., and the investment management and investment advisory fees received by AIM from the Fund, see "Management of the Fund -- The Investment Advisor" in the attached prospectus of the Fund.


                                    GENERAL

     The Plans are organized under and are governed by the laws of The Commonwealth of Massachusetts, except that the laws of the State of New York govern the substantive legal rights of Planholders holding Plans issued prior to June 1, 1983. The Plans are considered to be a unit investment trust under the 1940 Act and are so registered with the SEC. Such registration does not imply supervision of management or investment practices or policies by the SEC.

     Since the Custodian Agreement does not provide for the amendment of outstanding Plans, no changes will be made in the terms or conditions of Plans once they have been issued; therefore, the consent of Planholders to changes in Plans issued thereafter is not required. The Sponsor will give the Planholders notice of any changes in any indenture or agreement relating to the Plans and affecting them or in the identity of the Sponsor or Custodian, but such changes do not require their consent.

     The Plans are distributed by authorized investment brokers and mutual fund dealers who are members of the National Association of Securities Dealers, Inc., and who have executed dealer agreements with the Sponsor. Commissions of up to 93% of the total Creation and Sales Charges will be paid to such authorized investment brokers and mutual fund dealers. These dealers and investment brokers are independent contractors. Nothing herein or in other literature and confirmations issued by the Sponsor or the Custodian, including the words "representative" or "commission," shall constitute any dealer or investment broker, a partner, employee or agent of the Sponsor or the Custodian. Neither the Sponsor nor the Custodian shall be liable for any acts or obligations of any such dealer or investment broker. Dealers who receive 90% or more of the Creation and Sales Charges applicable to Plan payments may be deemed to be underwriters under the Securities Act of 1933 and may, therefore, be subject to certain liabilities imposed upon underwriters by such Act. In the event the broker or dealer of record designated for a Plan is changed after the establishment of the Plan, such change will appear on the Sponsor's records; however, payment of commissions on future investments by the Planholder will continue to be made to the original broker or dealer of record notwithstanding such change.

     Summit Investors Plans are presently offered in all states.

     This Prospectus omits certain of the information contained in the registration statement on file with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                   ILLUSTRATION OF A HYPOTHETICAL $50 MONTHLY
                             SUMMIT INVESTORS PLAN
               FOR INVESTMENT IN SHARES OF AIM SUMMIT FUND, INC.


     This table shows results of an assumed investment of $50 per month (the minimum monthly investment Plan) for the period from the beginning of Summit Investors Plans, November 1, 1982, to December 31, 1994. The results assume the reinvestment of capital gains distributions and income dividends in additional shares of AIM Summit Fund, Inc.

     The results shown in this table should not be considered as a representation of the dividend income or capital gain or loss in a Plan today. A Plan cannot assure a profit or protect against depreciation in declining markets. Common stock prices fluctuate widely over time.

                                                                         DEDUCTIONS(c)                           CUMULATIVE
                                                                   -------------------------        NET             NET
  YEAR                                  DIVIDENDS                   CREATION                       AMOUNT         AMOUNT
  ENDED         MONTHLY INVESTMENTS      FROM NET     TOTAL           AND                         INVESTED      INVESTED IN
  12/31      -------------------------  INVESTMENT  CUMULATIVE       SALES        CUSTODIAN       IN FUND          FUND
   (a)        ANNUALLY      CUMULATIVE    INCOME     COST(b)        CHARGES         FEE(d)         SHARES         SHARES
---------    ----------     ----------  ----------  ----------     ----------     ----------     ----------     ----------
  1982
(2 mos.)       $100.00      $  100.00     $    --   $  100.00        $ 50.00        $  3.00       $  47.00      $   47.00
  1983          600.00         700.00          --      700.00         255.54          18.00         326.46         373.46
  1984          600.00       1,300.00        1.75    1,301.75          33.24          18.00         550.51         923.97
  1985          600.00       1,900.00        6.91    1,908.66          33.24          18.00         555.67       1,479.64
  1986          600.00       2,500.00       36.47    2,545.13          33.24          18.00         585.23       2,064.87
  1987          600.00       3,100.00       53.22    3,198.35          33.24          18.00         601.98       2,666.85
  1988          600.00       3,700.00       81.11    3,879.46          33.24          18.00         629.87       3,296.72
  1989          600.00       4,300.00      318.37    4,797.83          33.24          18.00         867.13       4,163.85
  1990          600.00       4,900.00      128.25    5,526.08          33.24          18.00         677.01       4,840.86
  1991          600.00       5,500.00      339.23    6,465.31          33.24          18.00         887.99       5,728.85
  1992          600.00       6,100.00      107.51    7,172.82          33.24          18.00         656.27       6,385.12
  1993          600.00       6,700.00      114.24    7,887.06          33.24          18.00         663.00       7,048.12
  1994          600.00       7,300.00      135.18    8,622.24          33.24          18.00         683.94       7,732.06
                                                                     -------        -------
                                                                     $671.18        $219.00



            CAPITAL      TOTAL         VALUE OF
             GAINS       SHARES       ACCUMULATED
           REINVESTED   OWNED(e)       SHARES(f)
           ----------  ----------     -----------

           $      --       9.428       $   46.48
                  --      68.444          370.97
                 .62     180.052          905.68
                2.76     277.847        1,803.23
              200.48     390.732        2,610.09
              254.88     515.282        2,937.11
                  --     613.217        4,028.84
              229.36     755.981        5,889.09
              119.97     860.497        6,505.36
              368.73     992.132       10,010.61
              839.09   1,147.268       11,059.66
              769.61   1,294.014       12,551.94
              520.43   1,426.949       12,742.66
           ----------
           $3,305.93

NOTES:

  (a) The fiscal year end of Summit Investors Plans and the Fund for each year after 1992 was changed from December 31 to October 31. All data reflect calendar years ended December 31.

  (b) Reflects the total amount of monthly investments plus the cumulative amount of income dividends reinvested.

  (c) The total deductions for the first 12 months of the hypothetical Plan equal $318.00 or 53% of total investments. If all of the investments of a 15-year Plan were made monthly, total deductions would be $1,035.36 or 11.5% of the total investment.

  (d) Does not include a Service Charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plans' administrative costs over the total number of Plan accounts. The Service Charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.

  (e) Assumes that monthly investments were made on the first business day of each month.

  (f)  Based on the Fund's year-end net asset value.


     No adjustments have been made for any income taxes payable by investors on reinvested capital gains distributions and reinvested dividends.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors of
A I M Distributors, Inc. and Planholders of Summit Investors Plans:

We have audited the accompanying statement of assets and liabilities of Summit Investors Plans as of October 31, 1994, and the related statement of operations for the year then ended and the statement of changes in net assets for the year ended October 31, 1994, the ten-month period ended October 31, 1993 and the year ended December 31, 1992. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as trust property as of October 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summit Investors Plans as of October 31, 1994, and the results of its operations for the year then ended, and the changes in its net assets for the year ended October 31, 1994, the ten-month period ended October 31, 1993 and the year ended December 31, 1992, in conformity with generally accepted accounting principles.



                                          KPMG PEAT MARWICK LLP


Houston, Texas
December 14, 1994

                             SUMMIT INVESTORS PLANS

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1994

ASSETS:
  AIM Summit Fund, Inc. shares, at value
     (Plans' investment $672,633,101)........................................  $ 763,448,692
  Cash.......................................................................        129,013
  Due from AIM Summit Fund, Inc..............................................          7,010
                                                                               -------------
     Total assets............................................................    763,584,715
                                                                               -------------
LIABILITIES:
  Creation and Sales Charges payable.........................................        134,516
  Custodian charges payable..................................................          1,507
                                                                               -------------
     Total liabilities.......................................................        136,023
                                                                               -------------
NET ASSETS (Equivalent to $9.78 per share based on 78,062,238 shares of capital stock owned on outstanding plans)........................  $ 763,448,692
                                                                               =============

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1994

Investment income:
  Dividends received on shares of AIM Summit Fund, Inc.......................  $  50,292,297
Expenses.....................................................................       (462,577)
                                                                               -------------
Net investment income........................................................     49,829,720
                                                                               -------------
Realized and unrealized gain on investments:
  Net realized gain on plan liquidations.....................................      6,235,277
  Unrealized appreciation (depreciation) of investments......................    (50,525,944)
                                                                               -------------
Net increase in net assets resulting from operations.........................  $   5,539,053
                                                                               =============

                       See Notes to Financial Statements.

                             SUMMIT INVESTORS PLANS

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 1994,
                     THE TEN MONTHS ENDED OCTOBER 31, 1993
                      AND THE YEAR ENDED DECEMBER 31, 1992

                                   OCTOBER 31, 1994              OCTOBER 31, 1993              DECEMBER 31, 1992
                              ---------------------------   --------------------------  ---------------------------
                                 AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT         SHARES
                              -------------   -----------  -------------   -----------  -------------   -----------
Net asset value at
  beginning of period........ $704,307,938    67,333,455   $603,747,180    62,629,376   $517,250,501    51,263,677
Planholders investments:
  Additions from Planholder
    Payments.................  114,796,966                   99,330,877                  108,773,679
  Less:
    Creation and Sales
       Charges...............    7,193,650                    8,613,680                   11,040,974
    Custodian charges........    1,456,849                      896,735                    1,362,944
                              ------------                 ------------                 ------------
  Amount invested in
    AIM Summit Fund, Inc.
    shares...................  106,146,467    11,007,439     89,820,462     9,112,464     96,369,761     9,975,756
Net investment
  income reinvested:
  Net investment income......   49,829,720                           --                   51,377,558
  Less: Amount paid
    in cash..................      311,622                           --                      245,663
                              ------------                 ------------                 ------------
                                49,518,098     5,126,097             --                   51,131,895     5,315,165
Net realized gain on plan
  liquidations...............    6,235,277                    7,191,329                    7,230,442
Unrealized market
  appreciation (depreciation)
  of investments.............  (50,525,944)                  46,943,295                  (30,427,537)
Planholder liquidations......  (52,233,144)   (5,404,753)   (43,394,328)   (4,408,385)   (37,807,882)   (3,925,222)
                              ------------   -----------   ------------   -----------   ------------   -----------
Net asset value at end of
  period..................... $763,448,692    78,062,238   $704,307,938    67,333,455   $603,747,180    62,629,376
                              ============    ==========   ============    ==========   ============    ==========

                       See Notes to Financial Statements.

                             SUMMIT INVESTORS PLANS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1994


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Summit Investors Plans is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. The following significant accounting policies are in conformity with generally accepted accounting principles for unit investment trusts.

     A. Security Valuation:

        The investment, which consists exclusively of shares of AIM Summit Fund, Inc., is valued at the net asset value of AIM Summit Fund, Inc. shares on October 31, 1994.

     B. Federal Income Taxes:

        No provision is made for Federal income taxes as all income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund.

     C. Transaction Dates:

        Share transactions are recorded on a trade date basis. Dividend income and capital gain distributions are recorded on the ex-dividend date.


NOTE 2 -- PLANHOLDERS' COST OF AIM SUMMIT FUND, INC. AND VALUE OF PLANS OUTSTANDING

     The investment in AIM Summit Fund, Inc. is carried at identified cost, which represents the amount available for investment (including reinvested dividends of net investment income and realized gains) in such shares after deduction of sales charges and custodian fees, if applicable, and unrealized market appreciation. The net value of Plans outstanding is as follows:


                               PLANS OUTSTANDING
                                OCTOBER 31, 1994

    Total payments made by Planholders on Plans outstanding
      (net of liquidations)..............................................  $578,843,391
    Net investment income dividends reinvested...........................   191,783,916
                                                                           ------------
              Total......................................................   770,627,307
    Less:
      Creation and Sales Charges.........................................    88,778,130
      Custodian charges..................................................     9,216,076
                                                                           ------------
    Net investment in AIM Summit Fund, Inc. shares (identified cost).....   672,633,101
    Unrealized market appreciation of investments........................    90,815,591
                                                                           ------------
    Value of Plans outstanding...........................................  $763,448,692
                                                                           ============

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
A I M Distributors, Inc.:


We have audited the accompanying balance sheet of A I M Distributors, Inc. (the Company) as of December 31, 1994, and the related statement of operations, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A I M Distributors, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                            KPMG PEAT MARWICK LLP


February 17, 1995

THE FINANCIAL STATEMENTS SHOWN ON THIS AND THE FOLLOWING PAGES ARE THE SPONSOR'S AND NOT THOSE OF SUMMIT INVESTORS PLANS. THEY ARE INCLUDED IN THE PROSPECTUS FOR THE PURPOSE OF INFORMING INVESTORS AS TO THE FINANCIAL RESPONSIBILITY OF THE SPONSOR AND ITS ABILITY TO CARRY OUT ITS CONTRACTUAL OBLIGATIONS.


                            A I M DISTRIBUTORS, INC.

                                 BALANCE SHEET
                               DECEMBER 31, 1994

                                            ASSETS

Money market fund accounts (affiliated registered investment companies)............   $ 6,300,774
Accounts receivable:
  Due from dealers for sales of capital stock of affiliated registered
    investment companies..............................................      951,237
  Due from affiliated registered investment companies.................    2,497,407
  Other accounts receivable...........................................      594,546     4,043,190
                                                                       ============
State income taxes refundable......................................................         8,967
Prepaid expenses...................................................................       429,049
Segregated trust account...........................................................       682,990
Insurance deposit..................................................................        21,804
                                                                                      -----------
                                                                                      $11,486,774
                                                                                      ===========
                             LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Due to affiliated registered investment companies for sales of
     their capital stock...........................................................   $   947,427
  Due to affiliated companies......................................................     3,157,451
  Accounts payable and accrued expenses............................................       247,847
  Deferred federal income taxes payable............................................       262,988
  Due to dealers for redemptions from affiliated registered investment companies...       570,075
                                                                                      -----------
          Total liabilities........................................................     5,185,788
Stockholder's equity:
  Common stock of $1 par value per share. Authorized 1,000
     shares; issued and outstanding 10 shares......................... $         10
  Additional paid-in capital..........................................    1,378,990
  Retained earnings...................................................    4,921,986
                                                                       ============
          Total stockholder's equity...............................................     6,300,986
                                                                                      -----------
                                                                                      $11,486,774
                                                                                      ===========

                See accompanying Notes to Financial Statements.

                            A I M DISTRIBUTORS, INC.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994

Income:
  Underwriting income, net of dealers' commissions...........................     $17,510,853
  Marketing servicing fees...................................................      22,000,000
  Distribution fees..........................................................       6,922,135
  Sponsor fees on periodic payment investment plans,
     net of commissions paid.................................................         528,531
  Other......................................................................         531,005
  Investment income..........................................................         200,413
                                                                                  -----------
          Total income.......................................................      47,692,937
                                                                                  -----------
Expenses:
  Allocation from parent company...............................    29,229,114
  Distribution expense.........................................     7,149,517
  Compensation allocation from parent company..................     1,397,857
  Other operating expenses.....................................     3,766,536
  Interest allocations from parent company.....................     1,806,678
                                                                 ============
          Total expenses.....................................................      43,349,702
                                                                                  -----------
          Income before federal and state income taxes.......................       4,343,235
Federal and state income taxes:
  Current......................................................     1,651,484
  Deferred.....................................................        20,418       1,671,902
                                                                 ============
                                                                                  -----------
          Net income.........................................................     $ 2,671,333
                                                                                  ===========

                            A I M DISTRIBUTORS, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                          YEAR ENDED DECEMBER 31, 1994

                                                  ADDITIONAL                         TOTAL
                                        COMMON     PAID-IN         RETAINED       STOCKHOLDER'S
                                        STOCK      CAPITAL         EARNINGS          EQUITY
                                        -----      -------         --------          ------
Balance at December 31, 1993..........   $10      $1,378,990      $5,532,627       $6,911,627
Net income............................    --              --       2,671,333        2,671,333
Dividends paid........................    --              --      (3,281,974)      (3,281,974)
                                         ---      ----------      ----------       ----------
Balance at December 31, 1994..........   $10      $1,378,990      $4,921,986       $6,300,986
                                         ===      ==========      ==========       ==========

                See accompanying Notes to Financial Statements.

                            A I M DISTRIBUTORS, INC.

                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1994

Cash flows from operating activities:
  Net income.........................................................                   $ 2,671,333
  Adjustments to reconcile net income to net cash provided by operating activities:
     Decrease in accounts receivable.................................  $  3,233,083
     Decrease in state income taxes refundable.......................        32,914
     Decrease in prepaid expenses....................................       346,844
     Decrease in segregated trust account............................       437,025
     Decrease in amounts due to affiliated registered investment
       companies for sales of their capital stock....................    (1,362,406)
     Increase in amounts due to affiliated companies.................     2,577,753
     Decrease in accounts payable and accrued expenses...............      (499,656)
     Increase in deferred income taxes payable.......................        20,418
     Decrease in due to dealers for redemptions from affiliated
       registered investment companies...............................    (1,170,069)
                                                                       ============
               Total adjustments.....................................                     3,615,906
                                                                                        -----------
               Net cash provided by operating activities.............                     6,287,239
                                                                                        -----------
Cash flows used in financing activities -- dividends paid............                    (3,281,974)
                                                                                        -----------
               Net increase in cash and cash equivalents.............                     3,005,265
     Cash and cash equivalents at beginning of year..................                     3,295,509
                                                                                        -----------
     Cash and cash equivalents at end of year........................                   $ 6,300,774
                                                                                         ==========

                See accompanying Notes to Financial Statements.

                            A I M DISTRIBUTORS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) Basis of Presentation

     A I M Distributors, Inc. (the "Company") is a wholly-owned subsidiary of A I M Advisors, Inc. (the "Parent Company"). The Company acts as the principal underwriter and distributor to affiliated registered investment companies. The Company depends on its Parent Company for funding portions of its operations.


  (b) Securities Transactions

     Securities transactions are recorded on a settlement date basis which is normally the fifth business day following the trade date (settlement date basis as compared to trade date basis has no material effect on the Company's financial position or results of operations). The Company accounts for its investments at fair market value or, if applicable, amortized cost.


  (c) Federal Income Taxes

     For federal income tax purposes, the Company's income is included in the consolidated income tax return filed by A I M Management Group Inc., the parent company of A I M Advisors, Inc. Deferred and current taxes are provided at the statutory rate in effect during the year (35%) by the members of the consolidated group based on the amount that the respective member would pay or have refunded if it were to file a separate return. The primary components of the net deferred tax liability at December 31, 1994 relate to prepaid expenses and deferred state tax expense.


  (d) Allocations From Affiliated Companies

     The Company is allocated expenses by an affiliated company based upon estimates of time devoted to the operations of the Company by personnel of the parent company and usage of shared facilities. The Company is also allocated income from affiliated companies for services performed in marketing efforts for affiliated registered investment companies sponsored by those companies and for performing certain related shareholder servicing activities.


  (e) Distribution Fees

     The Company receives fees from affiliated registered investment companies pursuant to 12b-1 plans (Investment Company Act of 1940) adopted by the registered investment companies. Such fees are paid to the Company as compensation for expenses incurred by the company for the distribution of shares of the registered investment companies. The fees are based on a specified annual percentage of a fund's average daily net assets.

                            A I M DISTRIBUTORS, INC.

  (f) Segregated Trust Account

     The segregated trust account represents primarily U.S. Government Agency discount note deposit in a segregated trust account as required by the Investment Company Act of 1940. Such amount is determined in accordance with the requirements of the Investment Company Act of 1940 to provide cash reserves for refunds that may be required if investors in a unit investment trust exercise their right to surrender or withdraw.


  (g) Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid assets such as cash in banks and amounts in money market funds to be cash equivalents.


(2) NET CAPITAL REQUIREMENTS

     In accordance with regulations of the Securities and Exchange Commission, the Company must maintain minimum net capital and a ratio of aggregate indebtedness to net capital, both as defined, that does not exceed 15 to 1. At December 31, 1994, the Company had net capital of $2,975,932, which exceeded required net capital of $274,499 by $2,701,433. The ratio of aggregate indebtedness to net capital was 1.38 to 1 at December 31, 1994.


(3) SUBORDINATED DEBT

     The Company had no subordinated debt at December 31, 1994 or at any time during the year then ended.


(4) COMMITMENTS

     The Company, as well as other affiliated companies, is a member of the ICI Mutual Insurance Company (ICIM). Insurance coverage offered by ICIM requires, in addition to an annual premium, a reserve premium deposit of $21,804 and a commitment to provide additional funds, if needed. In accordance with the funding requirements of the ICIM, the Company is obligated under an irrevocable letter of credit in favor of ICIM in an amount of $41,944.

                                                                      PROSPECTUS
                                                                   MARCH 1, 1995
                                                                      AS REVISED
                                                              SEPTEMBER 22, 1995

                             AIM SUMMIT FUND, INC.
                               11 GREENWAY PLAZA
                                   SUITE 1919
                           HOUSTON, TEXAS 77046-1173
                                 (800) 995-4246

     AIM Summit Fund, Inc. (the "Fund") is a diversified, open-end investment company whose objective is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio.

     Shares of the Fund are offered to and may be purchased by the general public only through Summit Investors Plans, a unit investment trust. Details of Summit Investors Plans, including the creation and sales charges and the custodian charges applicable to Summit Investors Plans, may be found in the Summit Investors Plans Prospectus which, along with this Prospectus of the Fund, should be read and retained by the investor for future reference.
                            ------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
       THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
           PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                            CRIMINAL OFFENSE.
                            ------------------------

     THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT INVESTORS SHOULD KNOW ABOUT THE FUND PRIOR TO INVESTING AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1995 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS HEREBY INCORPORATED BY REFERENCE. IT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING A I M DISTRIBUTORS, INC. AT (800) 995-4246.
                            ------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                       PAGE                                          PAGE
Summary............................... A-2    Determining Net Asset Value........... A-10
Table of Fees and Expenses............ A-3    Sales of Shares....................... A-11
Financial Highlights.................. A-4    Redemption of Shares.................. A-11
Investment Program.................... A-5    Open Account.......................... A-12
Dividends, Distributions and Tax              Management of the Fund................ A-13
  Matters............................. A-9    General Information................... A-15





                                    SUMMARY
INVESTMENT OBJECTIVE

     AIM Summit Fund, Inc. (the "Fund") is a diversified, open-end investment company whose objective is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective. See "Investment Program."


SALES OF SHARES

     The principal underwriter of the Fund's shares is A I M Distributors, Inc. Shares of the Fund's common stock offered by this Prospectus are available to the general public only by means of an investment in Summit Investors Plans. Investors should consult the Summit Investors Plans Prospectus for information regarding minimum initial and subsequent investments and creation and sales charges applicable to Summit Investors Plans. See "Sales of Shares."


REDEMPTION OF SHARES

     Planholders of Summit Investors Plans should consult the Summit Investors Plans Prospectus for information concerning the redemption or repurchase of Fund shares held in Plans. Investors who hold shares of the Fund directly may at any time redeem all or a portion of their shares at net asset value without charge. See "Redemption of Shares."


DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income and distributions from net capital gains are paid annually. Dividends and distributions will be automatically reinvested at net asset value without charge unless the shareholder has elected to receive such payments in cash. See "Dividends, Distributions and Tax Matters."


MANAGEMENT OF THE FUND

     A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046, acts as investment advisor to the Fund and in such capacity supervises all aspects of management of the Fund, including the provision for the Fund of a continuous investment program. AIM is primarily engaged in the business of acting as investment advisor or manager to investment companies. AIM has entered into a sub-advisory agreement with NationsBank of Texas, N.A. ("NationsBank Texas") which furnishes AIM with investment research and advisory services concerning a portion of the Fund's investment program. See "Management of the Fund."


SPECIAL CONSIDERATIONS

     Shares of the Fund are available to the general public only through investment in a Summit Investors Plan which calls for fixed monthly investments. Investments in a continuous investment plan may involve special risks not usually associated with an investment in other investment companies. As securities are subject to market fluctuations, an investor who liquidates his investment when the market value of his accumulated shares is less than his cost, including creation and sales charges, will incur a loss. Investments in a continuous investment plan do not eliminate this risk. The Fund is designed for investors who are seeking the accumulation of capital through systematic investments over a period of 15 or more years. The net proceeds of systematic investments will be received and invested, and additional Fund shares will be issued, during periods of varying economic and market conditions. The investment objective and policies of the Fund may not be appropriate for an investor who may have to liquidate his investment after a relatively short period of time. Investors should therefore consider their financial ability to continue regular monthly investments in a Plan. See the Summit Investors Plans Prospectus for further information.


                           TABLE OF FEES AND EXPENSES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets):

  Management Fees....................................................................  .65%

  Other Expenses.....................................................................  .07%

  Total Fund Operating Expenses......................................................  .72%

EXAMPLE:

                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                         ------     -------     -------     --------
An investor in the Fund would pay the following
expenses on a $1,000 investment, assuming (1) a
5% annual return and (2) redemption at the end of each
time period:                                              $7         $23         $40         $89

     The purpose of the foregoing Table of Fees and Expenses is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For a more complete description of the various costs and expenses, see "Management of the Fund," below.) The information in the foregoing Table of Fees and Expenses should be read in conjunction with the information appearing elsewhere in the prospectus of Summit Investors Plans, particularly with respect to the Creation and Sales Charges imposed in connection with the purchase of Summit Investors Plans. These and other charges relating to the purchase of Summit Investors Plans are in addition to the expenses shown in the foregoing Table of Fees and Expenses. (See "Allocation of Investments and Deductions," "Rights and Privileges of Planholders" and "Custodian and Sponsor Charges" sections of the attached Summit Investors Plans prospectus immediately preceding the Fund prospectus.)

     THE EXAMPLE SHOWN IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE PERFORMANCE AND EXPENSES; ACTUAL PERFORMANCE AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            ------------------------

                               FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of the Fund outstanding during the year ended October 31, 1994, the ten months ended October 31, 1993 and each of the years in the eight-year period ended December 31, 1992. A copy of the auditor's report is contained in the Fund's Statement of Additional Information which is available upon request and without charge from A I M Distributors, Inc.

                                    OCTOBER 31,                                            DECEMBER 31,
                              ----------------------      ---------------------------------------------------------------------
                                1994          1993          1992        1991        1990        1989       1988(a)      1987
                              --------      --------      --------    --------    --------    --------    --------    ---------
Net asset value, beginning of
 period                       $  10.46      $   9.64      $  10.09    $   7.56    $   7.79    $   6.57    $   5.70    $   6.68
----------------------------- --------      --------      --------    --------    --------    --------    --------    --------
Income from investment
 operations:
 Net investment income            0.10          0.09          0.11        0.14        0.15        0.16        0.16        0.09
----------------------------- --------      --------      --------    --------    --------    --------    --------    --------
 Net gains (losses) on
   securities (both realized
   and unrealized)               (0.04)         0.73          0.35        3.16       (0.08)       1.86        0.84       (0.40)
----------------------------- --------      --------      --------    --------    --------    --------    --------    --------
     Total from investment
       operations                 0.06          0.82          0.46        3.30        0.07        2.02        1.00       (0.31)
----------------------------- --------      --------      --------    --------    --------    --------    --------    --------
Less distributions:
 Dividends from net
   investment income             (0.10)           --         (0.11)      (0.13)      (0.16)      (0.16)      (0.13)      (0.10)
----------------------------- --------      --------      --------    --------    --------    --------    --------    --------
 Distributions from capital
   gains                         (0.64)           --         (0.80)      (0.64)      (0.14)      (0.64)         --       (0.57)
----------------------------- --------      --------      --------    --------    --------    --------    --------    --------
     Total distributions         (0.74)           --         (0.91)      (0.77)      (0.30)      (0.80)      (0.13)      (0.67)
----------------------------- --------      --------      --------    --------    --------    --------    --------    --------
Net asset value, end of
 period                       $   9.78      $  10.46      $   9.64    $  10.09    $   7.56    $   7.79    $   6.57    $   5.70
============================= ========      ========      ========    ========    ========    ========    ========    ========
Total return(b)                   0.61%         8.51%         4.50%      43.64%       0.93%      30.92%      17.65%      (4.66)%
============================= ========      ========      ========    ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)               $765,073      $705,580      $604,329    $517,835    $316,043    $262,655    $164,996    $101,541
============================= ========      ========      ========    ========    ========    ========    ========    ========
Ratio of expenses to average
 net assets                       0.72%(c)      0.79%(d)      0.76%       0.75%       0.80%       0.82%       1.04%       0.98%
============================= ========      ========      ========    ========    ========    ========    ========    ========
Ratio of net investment
 income to average net
 assets                           1.04%(c)      1.13%(d)      1.09%       1.48%       2.02%       2.14%       2.57%       1.06%
============================= ========      ========      ========    ========    ========    ========    ========    ========
Portfolio turnover rate         121.69%       115.76%        97.41%     109.04%     142.60%      97.26%     114.94%      81.99%
============================= ========      ========      ========    ========    ========    ========    ========    ========

                                 1986       1985
                               --------   --------
Net asset value, beginning of
 period                        $  6.49    $  5.03
-----------------------------  -------    -------
Income from investment
 operations:
 Net investment income            0.08       0.06
-----------------------------  -------    -------
 Net gains (losses) on
   securities (both realized
   and unrealized)                0.82       1.45
-----------------------------  -------    -------
     Total from investment
       operations                 0.90       1.51
-----------------------------  -------    -------
Less distributions:
 Dividends from net
   investment income             (0.05)     (0.04)
-----------------------------  -------    -------
 Distributions from capital
   gains                         (0.66)     (0.01)
-----------------------------  -------    -------
     Total distributions         (0.71)     (0.05)
-----------------------------  -------    -------
Net asset value, end of
 period                        $  6.68    $  6.49
=============================  =======    =======
Total return(b)                  14.05%     30.15%
=============================  =======    =======
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $72,458    $38,469
=============================  =======    =======
Ratio of expenses to average
 net assets                       1.16%      1.48%
=============================  =======    =======
Ratio of net investment
 income to average net
 assets                           1.15%      2.88%
=============================  =======    =======
Portfolio turnover rate         118.23%     92.90%
=============================  =======    =======

(a) The Fund changed investment advisers on October 5, 1988.

(b) For periods less than one year, total return is not annualized.

(c) Ratios are based on average net assets of $720,031,149.

(d) Annualized.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The investment objective of the Fund is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective.

     The Fund will invest primarily in three types of securities:

          1. Core Stocks -- These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

          2. Emerging Growth Stocks -- These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.

          3. Value-Oriented Stocks -- These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor or sub-advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's and sub-advisor's capabilities than is the case with other types of securities in which the Fund may invest.

     It is anticipated that approximately 50% of the Fund's investments will be in core stocks, while the remaining 50% will be in emerging growth and value-oriented stocks. However, these percentages may be changed by AIM from time to time in response to current market conditions. The Fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate to the advisor in light of the monetary, economic and stock market conditions prevailing at any given time.

     Although the investment emphasis of the Fund is on common stocks, the Fund may also invest in other securities believed by AIM to have capital appreciation potential, including but not limited to, preferred stocks, bonds, debentures, notes and other debt securities, and warrants and rights to acquire securities. Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in the securities listed above. However, pending investment of the proceeds from the sale of the Fund's shares, or if market conditions are believed to warrant a more conservative or defensive investment strategy, the Fund's assets may be invested without limit in money market instruments chosen by AIM or retained in cash. Such money market instruments will consist of obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million; and commercial paper rated in the highest category by a nationally recognized statistical rating organization.

     The Fund may make short sales or maintain a short position in securities if at all times when such a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities.

     The receipt by the Fund of new money primarily through the medium of continuing investments under systematic investment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. One example of how this concept could be employed is through a program of "dollar-cost averaging" in the purchase of securities for the Fund. "Dollar-cost averaging" involves the purchase of a fixed dollar amount of stock of a company at regular intervals. The number of shares of stock obtained upon each purchase will therefore vary with the price of the stock, with more shares being obtained as the price of the stock declines and fewer shares being obtained as the price of the stock increases. Such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.


     CERTAIN INVESTMENT STRATEGIES AND POLICIES

     LENDING OF FUND SECURITIES. The Fund may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Fund. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     INVESTMENTS IN FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in Canadian and other foreign securities. These securities will be marketable equity securities

(including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. The Fund may also purchase securities of foreign issuers which are in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. ADRs, EDRs, and other securities representing underlying securities of foreign issuers are included in the percentage limitations applicable to the Fund's investments in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors Regarding Foreign Securities" below.

     RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies including Eurodollar, Yankee dollar and other foreign obligations, may entail some or all of the risks set forth below. Investments by the Fund in ADRs and EDRs may entail certain political and economic risks and regulatory risks described below.

     Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different economic and political forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

     Regulatory Risk. Foreign companies are not registered with the United States Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

     Market Risk. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     STOCK INDEX FUTURES CONTRACTS AND RELATED CALL OPTIONS. The Fund may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will only enter into domestic stock index futures. The Fund will only enter into stock index futures contracts or write call options thereon as a hedge against changes resulting from market conditions in the values of the portfolio securities held or which the Fund intends to purchase. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. The Fund may also write call options with respect to such futures contracts. As the writer of a call option on a futures contract, the Fund would be required to assume a short position in a futures contract at a specified exercise price if the option is exercised during the option period. If the option is exercised on the last trading date prior to the expiration date of the option, the settlement of the option will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the underlying futures contract on the expiration date. See the Statement of Additional Information for a description of the Fund's investments in futures contracts including certain related risks. The Fund may purchase or sell futures contracts if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related call options would not exceed 5% of the market value of the Fund's total assets.


PORTFOLIO TURNOVER

     Consistent with its objective of capital growth, the Fund does not intend to engage in substantial short-term trading. However, the Fund reserves the right to dispose of any security without regard to the period of time it has been held and to take short-term or long-term profits when such action is consistent with its investment program. The Fund's historical portfolio turnover rates are included in the Financial Highlights table on page A-4. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. The Fund's turnover may vary greatly from year to year and may exceed 100% during years when the Fund has taken a significant defensive position or otherwise makes changes in the investment strategies which it pursues consistent with its overall investment objective.

INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize (but cannot eliminate) certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Fund's assets which may be invested in any specific industry or issuer. The most significant of these restrictions provide that the Fund will not purchase a security if as a result of such purchase:

          (1) More than 25% of the value of the Fund's total assets would be invested in the securities of issuers primarily engaged in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities;

          (2) More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or repurchase agreements pertaining to such securities; or

          (3) The Fund would own more than 10% of the outstanding voting securities of any issuer or more than 10% of any class of securities of an issuer, with the debt and preferred stock of an issuer each considered to be a separate single class for this purpose.

     The foregoing percentage limitations will be calculated by giving effect to such purchase and will be based upon values at the time of purchase. The Fund may retain any security purchased by it notwithstanding changes in the value of its assets occurring subsequent to the time of any such purchase.

     The Fund's investment objective as described under "Investment Objective," the policy relating to lending of securities as described under "Certain Investment Strategies and Policies -- Lending of Fund Securities," and the foregoing investment restrictions are matters of fundamental policy which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in "General Information -- Organization and Description of Common Stock."

     Information concerning other investment restrictions and policies of the Fund is contained in the Statement of Additional Information.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

     It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gains distributions. It is the Fund's intention to distribute substantially all of its net investment income and capital gains by the end of the calendar year. In determining the amount of capital gains, if any, available for distribution, net capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Fund unless the shareholder has elected prior to the record date, by written notice to Boston Financial Data Services, Inc. ("BFDS"), P.O. Box 8300, Boston, Massachusetts 02266-8300, Attention: AIM Summit Fund, Inc., to receive all such payments in cash. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.

     Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by BFDS prior to the applicable record date. Any dividend and distribution election will remain in effect until BFDS receives a revised written election by the shareholder.

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Because the Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders, it is not expected that the Fund will be required to pay any federal income tax. The Fund intends to meet the distribution requirements of the Code to avoid the imposition of a 4% excise tax. However, shareholders normally are subject to federal income taxes and any applicable state and local income taxes, on the dividends and distributions from the Fund, whether received in cash or reinvested in shares of the Fund. Shareholders are notified annually of the federal income tax status of dividends and capital gains distributions. To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments a shareholder must furnish the Fund with his taxpayer identification number and certify under penalties of perjury that the number provided is correct and that he is not subject to backup withholding for any reason.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes, as discussed herein.

     Distributions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Additional information about taxes is set forth in the Statement of Additional Information.


                          DETERMINING NET ASSET VALUE

     The net asset value of a Fund share is determined once daily as of 4:15 p.m. Eastern Time on each business day of the Fund (defined as any day on which the New York Stock Exchange is open for business) by dividing the value of the Fund's assets, less all of its liabilities, by the number of shares outstanding. In the event the New York Stock Exchange closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined 15 minutes following the close of the New York Stock Exchange on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Portfolio securities are valued using market values, if available. Securities for which market quotations are not readily available and any other assets of the Fund are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. Additional information concerning the valuation of the Fund's shares is contained in the Statement of Additional Information.

                                SALES OF SHARES

     The Fund has entered into a Distribution Agreement (the "Agreement") with
A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, which in turn is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), under which the Fund will issue shares at net asset value to State Street Bank and Trust Company, as custodian for Summit Investors Plans ("State Street Bank" or the "Custodian"). The address of AIM Distributors is P.O. Box 4264, Houston, Texas 77210-4264. AIM Distributors acts as sponsor and principal underwriter of Summit Investors Plans. The terms of offering of Summit Investors Plans are contained in the Prospectus of Summit Investors Plans. AIM Distributors does not receive any fee from the Fund pursuant to the Agreement. Certain directors and officers of the Fund are affiliated with AIM Distributors and AIM Management. More information concerning the directors and officers of the Fund and their affiliation may be found in the Statement of Additional Information.

     THE FUND WILL NOT OFFER ITS SHARES TO THE GENERAL PUBLIC EXCEPT THROUGH SUMMIT INVESTORS PLANS. However, the following persons may purchase shares of the Fund directly through AIM Distributors at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, minor children, parents and parents of spouse) of any such person, of AIM Management or its affiliates, or of any investment company managed or advised by AIM; or (b) any employee benefit plan established for employees of AIM Management or its affiliates.


                              REDEMPTION OF SHARES

     THE FOLLOWING DISCUSSION RELATES ONLY TO THOSE INVESTORS WHO HOLD SHARES OF THE FUND DIRECTLY. PLANHOLDERS SHOULD CONSULT THEIR SUMMIT INVESTORS PLANS PROSPECTUS FOR THE REQUIREMENTS FOR REDEMPTION OF FUND SHARES HELD IN A SUMMIT INVESTORS PLAN.

     A shareholder may redeem his shares of the Fund at any time without charge. Upon receipt by BFDS of a proper request, the Fund will redeem shares in cash at the next determined net asset value. All redemption requests must be in writing and directed to BFDS, P.O. Box 8300, Boston, Massachusetts 02266-8300,
Attention: AIM Summit Fund, Inc. Any written request sent to the Fund will be forwarded to BFDS and the effective date of the redemption request will be when the request is received by AIM Distributors or BFDS.

     Requests for redemption must include the following: (a) signatures of each registered owner exactly as the shares are registered; (b) the account number and number of shares to be redeemed; (c) stock certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of State Street Bank; (d) signature guarantees, as described below; and
(e) any additional documents required for redemption by corporations, partnerships, trusts or other fiduciaries.

     To assure proper redemption, and to protect the shareholder, the Fund, AIM Distributors and the Custodian, the Fund requires that the signature of each registered shareholder be guaranteed. Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the SEC. A notary public is not an acceptable guarantor. The signature guarantee(s) must appear either: (a) on the written request for redemption, which must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (b) on a stock power, which may be obtained from AIM Distributors, State Street Bank or from most banks and stockbrokers; or (c) on all share certificates tendered for redemption, in which case the signature guarantee(s) must also appear on the written request or a stock power if shares held by State Street Bank are also being redeemed. It is the present policy of the Fund not to require signature guarantees for redemption requests of under $50,000 unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. Upon notice to the shareholders, this policy may be changed. Currently, in addition to these requirements, if a Planholder has invested in the Fund to establish an IRA, he should include the following information along with his written request for either partial or full liquidation of Fund shares: (a) a statement as to whether or not he has attained age 59 1/2; (b) a statement as to whether or not he is legally disabled; (c) a statement as to whether or not he elects to have federal income tax withheld from the proceeds of his redemption, and (d) his Social Security number along with the following statement: "I certify under penalties of perjury that the Social Security number provided is correct and that I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service that I am subject to backup withholding, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding." If the Planholder has been notified by the Internal Revenue Service that he is currently subject to backup withholding, then the preceding statement should be modified accordingly. Even if he elects not to have federal income tax withheld, he is liable for federal income tax on the taxable portion of his redemption proceeds. He may also be subject to tax penalties under the estimated tax payment rules if his payments of estimated tax and withholding, if any, are not adequate.

     Upon receipt of a proper request for redemption, payment is made as soon as practicable, but in any event within seven days after presentation of all required redemption documents in good order.


                                  OPEN ACCOUNT

     THE FOLLOWING DISCUSSION OF AN OPEN ACCOUNT IS APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HOLD SHARES OF THE FUND DIRECTLY.

     The Fund maintains an open account for each shareholder, under which additional Fund shares acquired through reinvestment of dividends and capital gains distributions are held by State Street Bank for the shareholder's account unless the shareholder elects to receive stock certificates or to obtain dividends and distributions in cash. Stock certificates (in full shares only) are issued without charge (but only on written request) and may be redeposited at any time. It is anticipated that as a matter of convenience most shareholders will not request certificates. A shareholder receives a statement from BFDS after each acquisition or redemption of Fund shares, and after each dividend or capital gains distribution.

                             MANAGEMENT OF THE FUND
THE BOARD OF DIRECTORS

     The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Fund's advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the investment objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information.


THE INVESTMENT ADVISOR

     A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046, serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement, dated October 18, 1993 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its affiliates, manages or advises 37 investment company portfolios (including the Fund). AIM is a wholly owned subsidiary of AIM Management. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are set forth in detail in the Statement of Additional Information. As of February 3, 1995, the total assets of such investment company portfolios advised or managed by AIM and its affiliates were approximately $27.6 billion.

     Pursuant to the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations, including the investment and reinvestment of the cash, securities or other properties comprising the Fund, subject at all times to the policies and control of the Fund's Board of Directors. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM may delegate to a sub-advisor certain of its duties; however, AIM must supervise the performance of any such sub-advisor. AIM has entered into a sub-advisory agreement with NationsBank of Texas, N.A. ("NationsBank Texas"), as described below. AIM maintains a trading desk and selects the core stocks which generally comprise approximately 50% of the Fund's portfolio and the emerging growth stocks which generally comprise 25% of the Fund's portfolio. The remainder of the Fund's portfolio is invested in value-oriented stocks selected by the sub-advisor.

     The portion of the Fund's portfolio invested in core stocks and in emerging growth and value oriented stocks is determined by AIM.

     The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services not required to be performed by AIM under the Advisory Agreement. For such services, pursuant to an administrative service agreement with the Fund, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be agreed upon between AIM and the Fund's Board of Directors, upon a finding by the Board of Directors that the provision of such services is in the best interests of the Fund and its shareholders. The Board of Directors has made such a finding and, accordingly, has entered into an Administrative Services Agreement dated October 18, 1993 with AIM (the "Administrative Services Agreement"). Under the Administrative Services Agreement, AIM is currently reimbursed for the services of a principal financial officer and his staff, who maintain the financial accounts and books and records of the Fund, including the calculation of the daily net asset value of the Fund, and prepare tax returns and financial statements for the Fund and is also reimbursed for any expenses related to providing such services, as well as the services of staff responding to various shareholder inquiries.

     AIM may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year. Fee waivers or reductions and waivers of expense reimbursements, other than those set forth in the Advisory Agreement, may be rescinded at any time without notice to investors.

     For the fiscal year ended October 31, 1994, AIM received fees from the Fund that amounted to 0.65% of the Fund's average daily net assets. For the fiscal year ended October 31, 1994, NationsBank Texas received fees from AIM that amounted to 0.25% of the Fund's average daily net assets for sub-advisory services. For the fiscal year ended October 31, 1994, the Fund paid 0.006% of its average daily net assets to AIM for reimbursement for administrative services.

THE SUB-ADVISOR

     NationsBank Texas, 901 Main Street, Dallas, Texas 75202, serves as the Fund's sub-advisor pursuant to a Sub-Advisory Agreement dated October 18, 1993 (the "Sub-Advisory Agreement"). NationsBank Corp. (formerly, NCNB Corporation), a bank holding company headquartered in Charlotte, North Carolina, holds 100% of the voting stock of NationsBank Texas.

     Pursuant to the terms of the Sub-Advisory Agreement, AIM has appointed NationsBank Texas to provide certain investment advisory services including economic, statistical and financial research and securities analysis to the Fund, subject to overall supervision by AIM and the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, AIM will determine the core stocks and the emerging growth stocks to be purchased or sold by the Fund, while NationsBank Texas, under AIM's supervision, will determine the value-oriented stocks to be purchased or sold by the Fund. It is anticipated that approximately, 25% of the Fund's portfolio will be invested in value-oriented stocks, although that percentage may change from time to time as deemed advisable by AIM based upon current market conditions.

     For the fiscal year ended October 31, 1994, the expenses of the Fund borne by the Fund, including the fees paid under the Advisory Agreement, amounted to 0.72% of the Fund's average daily net assets. The advisory fee rate paid by the Fund is higher than that paid by some other investment companies. However, many of those investment companies are a different size or have different objectives than the Fund. The effective rate of fees and expenses paid by the Fund at its current size is lower than that for many other funds with similar investment objectives.

PORTFOLIO MANAGERS

     AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of 87 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team primarily responsi-ble for the day-to-day management of the Fund are David P. Barnard, Robert M. Kippes and Jonathan C. Schoolar. Messrs. Barnard, Kippes and Schoolar have had responsibility for the Fund since March 1, 1995. Steve S. Smith is Senior Vice President of NationsBank Texas, the Fund's sub-advisor, and has been responsible for the Fund since January 1, 1992.

     David P. Barnard is Vice President of A I M Capital Management, Inc. ("AIM Capital") a wholly-owned subsidiary of AIM. Mr. Barnard has been associated with AIM and/or its affiliates since 1982 and has 21 years experience as an investment professional.

     Mr. Kippes is Vice President of AIM Capital. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has six years experience as an investment professional.

     Mr. Schoolar is Senior Vice President and Director of AIM Capital and is Vice President of AIM and the Fund. Mr. Schoolar has been associated with AIM and/or its affiliates since 1986 and has 12 years experience as an investment professional.

     Mr. Smith has been associated with NationsBank Texas since 1990 and has 20 years experience as an investment professional.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Fund's Board of Directors, AIM is responsible for the selection of broker/dealers to effect transactions for the Fund and for the negotiation of brokerage commission rates with such broker/dealers. AIM's primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker/dealer to execute each particular transaction, AIM will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker/dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker/dealer to the investment performance of the Fund on a continuing basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down. In certain instances, the Fund makes purchases of underwritten issues at prices which include underwriting fees.

     Broker/dealers selected by AIM may furnish AIM, or any sub-advisor to AIM with statistical, research and other information or services which are deemed by them to be beneficial to the Fund's investment program. Certain research services furnished by broker/dealers may be useful to AIM or any sub-advisor with clients other than the Fund. AIM may cause the Fund to pay a higher price for securities or higher commissions in recognition of research services furnished by broker/dealers. AIM may also consider sales of shares of the Fund and of the other open-end investment companies managed or advised by AIM as a factor in the selection of broker/dealers to execute portfolio transactions for the Fund, subject to the requirements of best price and execution.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

     The Fund is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on February 17, 1982, and has an authorized capital of 1,000,000,000 shares of common stock, par value $.01 per share. The shares of common stock of the Fund have equal rights with respect to voting, dividends, distributions, redemption and liquidation. Fractional shares have the same rights as full shares to the extent of their proportionate interest. Shareholders of the Fund do not have cumulative voting rights. There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, are fully paid and non-assessable.

     Shares are redeemable at the net asset value thereof at the option of the holders thereof. In the event of any dissolution or liquidation of the Fund, and subject to the rights of creditors, the holders of the Fund's shares are entitled to receive the assets of the Fund available for distribution in proportion to the number of shares held by such holders.

     As used in this Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

TRANSFER AGENT AND CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, serves as transfer agent for the Fund's shares and as custodian for the Fund's portfolio securities and cash. The custodian's administrative duties have been delegated by State Street Bank to its partially owned affiliate, Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. State Street Bank and BFDS will receive such compensation from the Fund for their services in such capacities as may be agreed to from time to time by State Street Bank and the Fund.

LEGAL MATTERS

     The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the Fund and has passed upon the legality of the shares of the Fund offered pursuant to this Prospectus.

FINANCIAL STATEMENTS

     The financial statements of the Fund, including a report of the Fund's auditors, are contained in the Statement of Additional Information.

SHAREHOLDER INQUIRIES

     Shareholder inquiries concerning the status of an account should be directed to AIM Distributors.

OTHER INFORMATION

     This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. From time to time, Fund sales literature and/or advertisements may disclose top holdings included in the Fund's portfolio. Information regarding the Fund's performance is contained in the annual report to shareholders, which is available upon request without charge.

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           [AIM LOGO APPEARS HERE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           SPONSOR

           A I M DISTRIBUTORS, INC.
           P.O. BOX 4264
           HOUSTON, TEXAS 77210-4264
           (800) 995-4246

           CUSTODIAN

           STATE STREET BANK AND TRUST COMPANY
           225 FRANKLIN STREET
           BOSTON, MASSACHUSETTS 02110

           CUSTODIAN'S AGENT

           BOSTON FINANCIAL DATA SERVICES, INC.
           P.O. BOX 8300
           BOSTON, MASSACHUSETTS 02266-8300
           (617) 328-5000

           AUDITORS

           KPMG PEAT MARWICK LLP
           700 LOUISIANA
           NATIONSBANK BUILDING
           HOUSTON, TEXAS 77002